                                                                   Exhibit 10.15

                          SOURCE CODE LICENSE AGREEMENT

     This Source Code License Agreement is dated February 26, 1999, by and between TVisions, Inc., a Massachusetts corporation with an address of 21 Erie Street, Cambridge, Massachusetts 02139 ("TVI") and Mediconsult.com, Limited, a corporation organized under the laws of Bermuda, with an address of 33 Reid Street, 4th Floor Hamilton, HM 12, Bermuda ("Licensee").

     WHEREAS, TVI and Licensee previously executed a World Wide Web Server Agreement dated November 6, 1996, as amended ("WWW Server Agreement"); and

     WHEREAS, the WWW Server Agreement has been terminated in accordance with its terms; and

     WHEREAS, Licensee and TVI wish to enter into an agreement for Licensee's continued use of the software and software tools, either proprietary to, or licensed by, TVI and used by Licensee under, and during the thirty-day period prior to the termination of, the WWW Server Agreement (including the source code to certain portions thereto), which are identified on Section I of Exhibit A attached hereto and made a part hereof ("Licensed Software").

     NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. License.

     (a) Subject to the terms and conditions contained in this License Agreement, TVI hereby grants to Licensee and Licensee, by its continued use of Licensed Software, hereby accepts a worldwide, perpetual, fully-paid, sublicensable (except as provided hereunder) and nonexclusive right and license to use, copy for use in compliance herewith, produce Derivative Works from, translate, perform, display, maintain, support, modify and enhance the Licensed Software, including the source code to the portions of the Licensed Software for which the source code is provided as set forth on Exhibit A ("Source Code"), during the term hereof, in all languages and in any and all media now or hereafter known, including electronic transmission, for the purposes of or in connection with (i) world wide web ("Web") sites owned, managed, sponsored or hosted by Licensee or any subsidiary or affiliate thereof, or (ii) incorporating Licensed Software into Web software of or developed by or for Licensee for use by Licensee, its subsidiaries or affiliates, either internally or solely in connection with Web sites described under clause (i) above; and for no other purpose. The Web sites in clauses (i) and (ii) above are sometimes referred to herein as "Qualified Web Sites." Licensee shall not pursuant to the licenses granted herein be entitled to sublicense, use, sell, assign or otherwise transfer the Licensed Software on a standalone or bundled basis, on or for a Web site that is not a Qualified Web Site. For purposes hereof, "Derivative Work(s)" means a work that is based upon Licensed Software or Documentation, such as a revision, enhancement, modification, translation, abridgement, condensation or expansion of Licensed Software or Documentation or, subject to the provisions of the preceding sentence, any other transformation or adaption of Licensed Software or Documentation.

     (b) The Licensed Software may not be licensed, sold, leased or otherwise transferred by Licensee, except as expressly permitted by this Section 1 or as set forth in Section 10. The parties acknowledge that, in the course of development by TVI of the Licensed Software, Licensee has delivered or furnished to TVI certain materials and information, including without limitation, logos and trademarks and other graphic material of Licensee and its clients, content (including without limitation, healthcare, product and client information) and interface and programming information (collectively, "Licensable Materials"), some of which may be bundled with or embedded in Licensed Software. Notwithstanding anything in this Agreement to the contrary, all Licensable Materials are and shall continue to be the sole property of Licensee and its clients, as the case may be, and may be used, licensed, sold, leased or otherwise transferred by Licensee and its clients, subject to the provisions hereof to the extent Licensable Materials are not first removed from Licensed Software, as they in their sole and absolute discretion shall determine, without restriction hereunder. TVI shall not have any rights with respect to any Licensable Materials. Subject to the foregoing, TVI, its successors and assigns, retains all right, title and interest in and to Licensed Software and related documentation. The Licensed Software contains copyrighted material, trade secrets, and other proprietary material of TVI. Licensee may disclose the Licensed Software and related Documentation to Subcontractors (as defined below) and affiliates, including such Subcontractors' and affiliates' respective employees, in connection with the pursuit of the licensed activities, so long as Licensee (i) obtains from each such receiving party his or her agreement to keep the Source Code and related Documentation confidential, (ii) restricts the discloser from using the Source Code and related Documentation other than as set forth in Sections 1(a) and 1(b), and
(iii) establishes and enforces strict guidelines for accessing, handling and storage of the Source Code . "Subcontractors" shall mean any subcontractor(s) of Licensee or an affiliate that acts on behalf of Licensee or an affiliate, as applicable, in modifying, supporting or enhancing the Source Code , subject to the provisions of this Agreement. In the event of the termination of a sublicense due to the breach by a sublicense of Licensee of a provision of this Agreement, such termination shall be with prejudice to the rights of Licensee to enter into another sublicense with such sublicensee. The rights of any other sublicensee or Licensee shall not be affected by, and neither any other such sublicensee or Licensee shall be in default due to the acts of the breaching sublicensee so long as the breaching sublicensee is not an affiliate of such sublicensee or Licensee; provided, however, that Licensee shall be responsible to Licensor for any damages incurred by Licensor resulting from such breach by sublicensee, excluding any indirect, special or consequential damages or lost profits for which Licensee shall have no liability.

     (c) Subject to the terms and conditions of this Agreement, TVI hereby grants and Licensee hereby accepts a worldwide perpetual, sublicensable (to the extent expressly provided hereunder) nonexclusive right and license to use, copy for use in compliance herewith, produce Derivative Works from, translate, display, and modify the Documentation in all languages and in any and all media now or hereafter known, including electronic transmission, for purposes of uses permitted by the license grant in Section 1(a) , and to publish and distribute in any manner consistent with Licensee's rights hereunder the Documentation to clients, directly or indirectly. For purposes hereof, "Documentation," means those software user manuals, reference manuals and installation guides, or portions thereof, which are used in conjunction with the Licensed Software, as well as all programmer's notes, patches, fixes and binary code as exist on the date hereof.

     (d ) Licensee shall have the right to produce Derivative Works from Licensed Software with functionality different than Licensed Software or to produce future Derivative Works from Licensed Software, within Licensee or an affiliate, or with a Subcontractor, for purposes of uses permitted by the license grant in Section 1(a) . All such Derivative Works produced by or through Licensee shall be jointly owned by Licensee and TVI; provided, however, that (i) TVI shall continue to be the sole owner of any part of the Derivative Works that was owned exclusively by TVI prior to the development of the foregoing Derivative Works, (ii) TVI shall not have any right to any such Derivative Work that contains any jointly owned property, and (iii) TVI shall not sell, license or transfer the source code developed exclusively for any jointly owned Derivative Work to any party and shall keep it confidential as herein provided.

     (f) Upon receipt of the amount set forth in Section 2(a) below, TVI shall provide Licensee with a copy of the Licensed Software, including the deliverables indicated in Exhibit B ("Deliverables") in electronic form. Licensee acknowledges that the Deliverables will be delivered to Licensee hereunder in their respective "AS IS" condition under the WWW Server Agreement, and Licensee agrees to accept Deliverables in such condition.. Upon receipt of the amount set forth in Section 2(a) below, TVI shall deliver (to the extent not previously delivered) to Licensee certain Third Party Products (as defined in
Section 3(b) below) used by Licensee under the WWW Server Agreement which were acquired by TVI for, and are the property of, Licensee, and Licensee accepts such Third Party Products in their respective "AS IS" condition under the WWW Server Agreement.

By continued use of Licensed Software, Licensee agrees that it shall not remove any proprietary notices or labels from, the Licensed Software, nor use the Licensed Software in any manner except as expressly permitted herein.

     2. LICENSE FEES.

     (a) In consideration of the license granted herein, Licensee agrees to pay TVI simultaneous with the execution of this License Agreement by wire transfer of immediately available United States funds the license fees in the amount set forth in Section II of EXHIBIT A.

     (b) Until August 31, 1999, TVI will provide Licensee with maintenance, support and assistance for the Licensed Software at Licensee's request from 8:30 a.m. to 5:00 p.m. Eastern Standard Time, Monday through Friday, at the hourly rates set forth in Section III of EXHIBIT A. Such fees shall be due and payable by Licensee within thirty (30) days of the invoice date. Such support will include bug fixes of Licensed Software and, if required, on-site visits to Exodus Communications, Inc., in Waltham, Massachusetts, and TVI will work with Licensee's other vendors in providing such maintenance, support and assistance.

      3.   DISCLAIMER OF WARRANTIES.

         (a) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 HEREIN, TVI DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES INCLUDING SPECIFICALLY THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. SPECIFICALLY, TVI MAKES NO EXPRESS OR IMPLIED WARRANTIES THAT THE FUNCTIONS CONTAINED IN THE LICENSED SOFTWARE WILL CONTINUE TO MEET THE LICENSEE'S REQUIREMENTS OR THAT THE LICENSED SOFTWARE WILL CONTINUE TO BE FREE FROM ERROR. LICENSED ASSUMES ALL RISKS AND ASSOCIATED COSTS FOR ANY NECESSARY REPAIRS OR CORRECTIONS RESULTING FROM SUCH ERRORS. TVI MAKES NO WARRANTY THAT THE LICENSED SOFTWARE WILL OPERATE FREE OF ERRORS OR FAILURES OR THAT ANY ERRORS OR FAILURES WILL BE CORRECTED.

                  (b) Licensee understands and agrees that Licensee and\or TVI used products neither owned, licensed or developed by TVI under the WWW Server Agreement, including, without limitation, (i) non-TVI software products, and
(ii) non-TVI computer hardware products, including, without limitation, any computer hardware owned by Licensee and provided to TVI in connection with hosting services (collectively, all such products or components under the foregoing clauses (i) or (ii) are referred to as the "Third Party Products"), in connection with TVI providing services to Licensee under the WWW Server Agreement. WITH RESPECT TO THIRD PARTY PRODUCTS, TVI DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES INCLUDING SPECIFICALLY THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. SPECIFICALLY, TVI MAKES NO EXPRESS OR IMPLIED WARRANTIES THAT THE THIRD PARTY PRODUCTS WILL CONTINUE TO MEET THE LICENSEE'S REQUIREMENTS OR THAT THE THIRD PARTY PRODUCTS WILL BE FREE FROM ERRORS OR FAILURE. TVI SHALL NOT BE LIABLE UNDER ANY THEORY OF LIABILITY UNDER THIS LICENSE AGREEMENT OR OTHERWISE FOR ANY LOSS, COST, CLAIM, EXPENSE OR DAMAGES ARISING FROM OR IN CONNECTION WITH FAILURE OF ANY LICENSED SOFTWARE OR LICENSEE SYSTEMS UTILIZING LICENSED SOFTWARE CAUSED BY MALFUNCTIONING OR DEFECTIVE THIRD PARTY PRODUCTS.

     4.   COPYRIGHT OWNERSHIP.

     (a) Except as to Derivative Works only , Licensee and its employees will not alter or remove and will maintain the legal copyright notices which may appear on the Licensed Software including, but not limited to those on diskette labels, software screens and printed documentation.

    (b) Except as expressly provided in this Agreement, and unless otherwise provided by written agreement, neither party shall have a duty to seek the consent or approval of the other, nor account to the other for use of Derivative Works , and each party waives any rights it may now or hereafter have with respect to partition. TVI's rights with respect to Derivative Works made by or through Licensee shall be subject to the limitations set forth in Section 1(d) above.

     5. TERM.

     This License Agreement shall be effective until terminated. If Licensee materially breaches or defaults in any of its obligations under this Agreement, this License Agreement shall terminate thirty (30) calendar days after written notice of such default, if Licensee fails to remedy such default by such thirtieth (30th) day. Except in accordance with the foregoing, this License Agreement shall not be terminated by TVI. Licensee may terminate the License Agreement at any time with or without cause.


     6. OBLIGATIONS ON TERMINATION, SURVIVAL.

     Upon any such termination, Licensee shall (i) deliver to TVI all copies of the Licensed Software then in Licensee's possession or control together with all copies thereof, (ii) erase or destroy any of the Licensed Software contained in computer memory or data storage apparatus under the control of Licensee, (iii) remove the Licensed Software from the WWW Server and any other software, hardware, or other computer product in Licensee's possession or control that incorporates or uses the Licensed Software in whole or in part (whether such use is permitted hereunder or not), and (iv) certify in writing to TVI within fourteen (14) days after termination that all actions (i) through (iii) have been taken by Licensee. Licensee shall be entitled to remove from the Licensed Software and retain Licensable Materials and Derivative Works .

     7. WARRANTIES.

                  Limited Warranty. (a) Subject to the limitations set forth in this Agreement, TVI warrants that the Licensed Software is as of the date hereof all the software proprietary to TVI used by Licensee under the WWW Server Agreement, and that all deliverables have been delivered to Licensee "AS IS" under the WWW Server Agreement. TVI MAKES NO WARRANTY THAT ALL ERRORS OR FAILURES WILL BE CORRECTED. TVI represents and warrants that, upon payment of the amount set forth in Section 2(a) above, it shall deliver (to the extent not previously delivered) to Licensee all Third Party Products used by TVI in Licensee's Web site Mediconsult.com, the Habitrol Site, and the feature known as the Experts System for visitors to the Mediconsult.com Web site or otherwise in performing services for Licensee under the WWW Server Agreement, and TVI makes no other representation or warranty whatsoever with respect to Third Party Products.

     (b) No Virus, Time-Bombs, etc. TVI warrants that the deliverables containing the Licensed Software have been delivered to Licensee free of any back door, time bomb, drop dead device, or other software routine designed to disable a computer program automatically with the passage of time or automatically by the actions of a person other than the Licensee, or unauthorized code (such as any virus, Trojan horse, worm, or other software routine or hardware component designed to permit unauthorized access, or to disable, erase or otherwise harm software, hardware or data).

     (c) Performance of Services. TVI warrants that the services provided by it under Section 2(b) of this License Agreement will be performed in a workmanlike and professional manner, consistent with services delivered under the WWW Server Agreement.

     (d) Title. TVI warrants that (i) it has all right, title and interest to the Licensed Software and can license as herein provided the Licensed Software and all intellectual property rights therein, including all copyrights and trademarks and other rights that are necessary for Licensee to pursue the licensed activities in accordance herewith, and (ii) the Licensed Software is provided to Licensee free and clear of any and all liens, claims and encumbrances of any third party. The consents of all persons, firms and other entities that are required for the execution, delivery and performance by TVI of this Agreement, including the licenses to Licensee, have been obtained by TVI and are in full force and effect.

     (e) No Burdensome Agreements. TVI is not a party to or bound by or aware of any oral or written contract or understanding which restricts TVI's right to enter into this Agreement or to grant the rights and licenses hereunder, or interferes with the rights granted to Licensee under this Agreement.

     (f) Infringement. The Licensed Software, as delivered to Licensee, will not infringe upon any property rights of any third party, including without limitation any patent, trademark or copyright or other intellectual property right of any person or entity. TVI has no knowledge of any violation or infringement by any third party (including without limitation, employees of or consultants to TVI) of any intellectual property rights contained in any Licensed Software. There are no claims, actions, suits, proceedings, arbitrations or investigations pending or threatened against TVI or any affiliate thereof, which could adversely affect the Licensed Software, or TVI's right to use or license the Licensed Software or Licensee's rights to use the Licensed Software as herein provided.


     8. INDEMNIFICATION.

     (a) Licensee agrees to indemnify and hold TVI, its directors, officers, employees, agents and affiliates, harmless from and against any loss, cost and expense (including reasonable attorneys fees), damages and liability arising directly or indirectly from any claim or threatened claim related in any manner to the use by Licensee, its employees, agents, or sublicensees of the Licensed Software, except where Licensee is entitled to indemnification from TVI under
Section 8(b) below. In the event of any such claim or threatened claim, Licensee agrees to pay resulting costs, damages and legal fees incurred by TVI which are attributable to such claims and agrees to defend TVI against such claim or threatened claim, at Licensee's sole cost and expense, using counsel selected by Licensee, subject to Licensor's reasonable approval Licensee shall not be entitled to settle any such action to the extent relating to other than monetary damages or affecting any property owned or rightfully used by TVI.

     (b) TVI agrees to indemnify and hold Licensee, its directors, officers, employees, agents and affiliates, harmless from and against any loss, cost and expense (including reasonable attorneys fees), damages and liability arising from any breach of any representation or warranty by TVI. In the event of any such claim or threatened claim, TVI agrees to pay resulting costs, damages and legal fees incurred by Licensee which are attributable to such claims and agrees to defend Licensee against such claim or threatened claim at TVI's sole cost and expense, using counsel selected by TVI, subject to Licensee's reasonable approval, TVI shall not be entitled to settle any such action to the extent relating to other than monetary damages or affecting any property owned by Licensee or licensed to it. Notwithstanding the foregoing, TVI shall have no liability to Licensee based upon a breach of the representations in Section 7 to the extent that any infringement or claim thereof relating to the Licensed Software provided by TVI to Licensee is based upon (i) use of any Licensed Software in combination with equipment, software or other material not supplied by TVI where the Licensed Software supplied by Licensor would not itself be infringing, (ii) use of any Licensed Software supplied by Licensor in an application or environment for which such Licensed Software, or portion thereof, was not designed or not contemplated under this License Agreement, (iii) modification of Licensed Software, or any portion thereof, by anyone (including without limitation Licensee or any Licensee consultant or contractor if infringement would have been avoided but for such modification), or (iv) any claims of infringement of any patent, copyright or trade secret in which Licensee or any Licensee affiliate has an interest or license. NOTWITHSTANDING ANY OTHER PROVISION OF THIS LICENSE AGREEMENT, INCLUDING BUT NOT LIMITED TO THIS
SECTION 8(b), THE LIABILITY OF TVI UNDER THIS LICENSE AGREEMENT, WHETHER UNDER THIS SECTION 8(b) OR OTHERWISE, SHALL BE LIMITED TO THE AMOUNT RECEIVED BY TVI UNDER SECTION 2(a), EXCEPT FOR LIABILITY FOR BREACH OF THE REPRESENTATION UNDER
SECTION 7(f). TVI shall have no liability for any claim under this Section 8(b) or otherwise initiated after that date one year after the date hereof.

     9. WWW SERVER AGREEMENT.

       Notwithstanding the termination of the WWW Server Agreement, certain provisions of Section 3(b) of the WWW Server Agreement survive termination of the WWW Server Agreement and accordingly in order to clarify the rights of Client thereunder (Licensee) surviving such termination, the first sentence of
Section 3(b) of the WWW Server Agreement are hereby deleted in its entirety and the following is substituted therefor:

                  Subject to the terms and conditions of this Agreement, TVI hereby grants to the Client, and Client accepts, a nontransferable site license for TVI Software including, without limitation, all tools developed under this Agreement, for internal use by the Client, during the term hereof and, for the TVI Software as used by the Client on February 28, 1999, after the term hereof.

     10 MISCELLANEOUS.

       This Agreement contains the entire Agreement between the parties, and no other agreement (verbal or written) concerning the subject matter hereof exists between the parties. This Agreement may be amended only by means of a writing signed by both parties. This Agreement is governed by the internal laws of the Commonwealth of Massachusetts without referenced to choice of law principles. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal or invalid, the remaining provisions will not be affected, and the rights and obligations of the parties will be construed and enforced as if this Agreement did not contain the invalid or illegal provision. In the event that Licensee is in default or fails to comply with the terms, conditions or provisions herein (either actual or threatened), Licensee agrees that Licensor's remedies at law shall be inadequate. Accordingly, Licensee agrees that in such event, the Licensor shall have the right to specific performance and/or injunctive relief in addition to any and all other remedies and rights of law or in equity, and such rights and remedies shall be cumulative. This Agreement may be assigned by either party without the consent of the other party upon the sale of all or substantially all of the capital stock or assets of the assigning party, effective upon notice to the nonassigning party.

IN WITNESS WHEREOF, the parties hereto have executed this License Agreement in duplicate the day and year written above.


TVisions, Inc.                                       Mediconsult.com, Limited


By: /s/ Ralph J. Folz                                By: /s/ Robert Jennings
    ----------------------------                         -----------------------
      Ralph J. Folz, President                           Robert Jennings
                                                     Title: CEO
                                                           ---------------------


Address:                                             Address:

21 Erie Street                                       33 Reid Street, 4th Floor
Cambridge, Massachusetts 02139                       Hamilton, HM 12, Bermuda
Tel: (617) 441-8330                                  Tel: 441.292.0474
Fax: (617) 441-8530                                  Fax: 441.295.0560

                                    Exhibit A



I.   Licensed Software.

       The TVI Software utilized as of the date hereof with the Licensee's world wide web site "Mediconsult.com" (the "Site"), in binary form as of the date hereof, including, without limitation, all such software known as (i) the Habitrol Site, (ii) the feature known as the Experts System for visitors to the Site, and (iii) the source code to the software described under clauses (i) and
(ii).


II.  License Fees:

         Habitrol Site                      156,000.00

         Experts System                     $104,000.00

         Total                              $260,000.00



III. Maintenance and Support Fees.

       Project Management                   $288/hour

       Technical Support                    $288/hour

       Graphic Design                       $200/hour

       Advanced Content Development         $200/hour

       Basic Content Development            $200/hour

                                                                       Exhibit B

                              Certain Deliverables
BINARIES:

AdMgr
Anniversary
ClickMe
ClickThru
DrNed
Expert
Include
Live
MakeInclude
MediXpert-nsapi
Medilinks
OLDmake_topics
Preprocess
ProCon
Rsync
Snr
TVI_cgi_lib
TVI_convert_lib
TVI_util_lib
URL
URLph
URLs
Urology
VitalWorks
automation
autopoll
bengay
breast
bulkmail
cgi_lib
dater
drug_filter
fix_news
indexer
make_topics
medizine
nasapi.tar
news
newsletter
redirect
restart
rotate
save_email
search
search.save
srg
suggest
survey
survey.old
tell
topics.h
url_frames
util_lib
vol_survey

EXPERTS:


 ./LOGGING_VERSION/00README
 ./LOGGING_VERSION/Makefile
 ./LOGGING_VERSION/Makefile.in
 ./LOGGING_VERSION/address_form.hts
 ./LOGGING_VERSION/address_form.hts-in
 ./LOGGING_VERSION/address_form.hts.orig
 ./LOGGING_VERSION/address_form.hts~
 ./LOGGING_VERSION/approve-detail.hts
 ./LOGGING_VERSION/approve.hts
 ./LOGGING_VERSION/brockq.hts
 ./LOGGING_VERSION/confirm_form.pl
 ./LOGGING_VERSION/confirm_form.pl-in
 ./LOGGING_VERSION/confirm_form.pl.orig
 ./LOGGING_VERSION/confirm_form.pl~
 ./LOGGING_VERSION/domail.pl
 ./LOGGING_VERSION/domail.sh
 ./LOGGING_VERSION/expert-access.hts
 ./LOGGING_VERSION/expert-access.pl
 ./LOGGING_VERSION/mc_approve.pl
 ./LOGGING_VERSION/mc_misc.pl
 ./LOGGING_VERSION/opinion.pl
 ./LOGGING_VERSION/questionnaire.hts
 ./LOGGING_VERSION/submit_data.pl
 ./LOGGING_VERSION/submit_data.pl-in
 ./LOGGING_VERSION/submit_data.pl.orig
 ./LOGGING_VERSION/submit_data.pl~
 ./LOGGING_VERSION/user-access.hts
 ./LOGGING_VERSION/user-access.pl
 ./RCS/Makefile,v
 ./RCS/Makefile.in,v
 ./RCS/address_form.hts,v
 ./RCS/approve-detail.hts,v
 ./RCS/approve.hts,v
 ./RCS/confirm_form.pl,v
 ./RCS/domail.pl,v
 ./RCS/domail.sh,v
 ./RCS/expert-access.hts,v
 ./RCS/expert-access.pl,v
 ./RCS/getrec.pl,v
 ./RCS/makefile,v
 ./RCS/mc_admin.pl,v
 ./RCS/mc_admin.sh,v
 ./RCS/mc_approve.pl,v
 ./RCS/mc_misc.pl,v
 ./RCS/opinion.pl,v
 ./RCS/questionnaire.hts,v
 ./RCS/submit_data.pl,v
 ./RCS/user-access.hts,v
 ./RCS/user-access.pl,v
 ./install/WWW/lib/mc_misc.pl
 ./install/WWW/secure/admin/approve-detail.hts
 ./install/WWW/secure/admin/approve.hts
 ./install/WWW/secure/admin/getrec.pl
 ./install/WWW/secure/admin/mc_approve.pl
 ./install/WWW/secure/forms/address_form.hts

 ./install/WWW/secure/forms/confirm_form.pl
 ./install/WWW/secure/forms/opinion.pl
 ./install/WWW/secure/forms/submit_data.pl
 ./install/WWW/secure/forms/user-access.pl
 ./install/WWW/secure/reports/getrec.pl
 ./install/WWW/secure/expert-access.hts
 ./install/WWW/secure/expert-access.pl
 ./install/WWW/secure/user-access.hts
 ./install/usr/local/sybase/bin/domail
 ./install/usr/local/sybase/bin/domail.sh
 ./install/usr/local/sybase/bin/mc_admin
 ./install/usr/local/sybase/bin/mc_admin.sh
 ./install/user-access.hts-in
 ./install/address_form.hts
 ./install/address_form.hts-in
 ./install/approve-detail.hts
 ./install/approve-detail.hts-in
 ./install/approve.hts
 ./install/approve.hts-in
 ./install/confirm_form.pl
 ./install/confirm_form.pl-in
 ./install/domail.pl
 ./install/domail.pl-in
 ./install/domail.sh
 ./install/domail.sh-in
 ./install/expert-access.hts
 ./install/expert-access.hts-in
 ./install/expert-access.pl
 ./install/expert-access.pl-in
 ./install/getrec.pl
 ./install/getrec.pl-in
 ./install/makefile
 ./install/mc_admin.pl
 ./install/mc_admin.sh
 ./install/mc_admin.pl-in
 ./install/mc_admin.sh-in
 ./install/mc_approve.pl
 ./install/mc_approve.pl-in
 ./install/mc_misc.pl
 ./install/mc_misc.pl-in
 ./install/opinion.pl
 ./install/opinion.pl-in
 ./install/questionnaire.hts
 ./install/submit_data.pl
 ./install/submit_data.pl-in
 ./install/user-access.hts
 ./install/user-access.pl
 ./install/user-access.pl-in
 ./schema/RCS/01create_database.sql,v
 ./schema/RCS/02create_base_tbls.sql,v
 ./schema/RCS/03create_nextkey_tbls.sql,v
 ./schema/RCS/04insert_status.sql,v
 ./schema/RCS/05mc_new_expert.proc,v
 ./schema/RCS/06mc_new_user.proc,v
 ./schema/RCS/07mc_new_message.proc,v
 ./schema/RCS/08mc_new_consult.proc,v
 ./schema/RCS/create_procs.sql,v
 ./schema/01create_database.sql

 ./schema/01dev_create_database.sql
 ./schema/02create_base_tbls.sql
 ./schema/03create_nextkey_tbls.sql
 ./schema/04insert_status.sql
 ./schema/04insert_topics.sh
 ./schema/04insert_topics.sql
 ./schema/05mc_new_expert.proc
 ./schema/06mc_new_user.proc
 ./schema/07mc_new_message.proc
 ./schema/08mc_new_consult.proc
 ./schema/create_procs.sql
 ./schema/topics.text
 ./expert-access.hts-in
 ./Makefile
 ./Makefile.in
 ./Q.hts
 ./development/WWW/secure/admin/approve-detail.hts
 ./development/WWW/secure/admin/approve.hts
 ./development/WWW/secure/admin/mc_approve.pl
 ./development/WWW/secure/forms/user-access.pl
 ./development/WWW/secure/forms/opinion.pl
 ./development/WWW/secure/forms/address_form.hts
 ./development/WWW/secure/forms/confirm_form.pl
 ./development/WWW/secure/forms/questionnaire.hts
 ./development/WWW/secure/forms/submit_data.pl
 ./development/WWW/secure/reports/getrec.pl
 ./development/WWW/secure/expert-access.hts
 ./development/WWW/secure/expert-access.pl
 ./development/WWW/secure/user-access.hts
 ./development/WWW/lib/mc_misc.pl
 ./development/usr/local/sybase/bin/domail
 ./development/usr/local/sybase/bin/domail.sh
 ./development/usr/local/sybase/bin/mc_admin
 ./development/usr/local/sybase/bin/mc_admin.sh
 ./address_form.hts-in ./admin.sql
 ./approve-detail.hts
 ./approve-detail.hts-in
 ./approve.hts
 ./approve.hts-in
 ./backtest.hts
 ./brockq.hts
 ./ccodes.txt
 ./confirm_form.pl-in
 ./domail.pl
 ./domail.pl-in
 ./domail.sh
 ./domail.sh-in
 ./example.pl
 ./expert-access.hts
 ./confirm_form.pl
 ./user-access.hts
 ./expert-access.pl
 ./expert-access.pl-in
 ./experts.txt
 ./feedback2.txt
 ./getrec.pl
 ./getrec.pl-in

 ./mc_admin.pl
 ./mc_admin.pl-in
 ./mc_admin.sh
 ./mc_admin.sh-in
 ./mc_approve.pl
 ./mc_approve.pl-in
 ./mc_dump.proc
 ./mc_misc.pl
 ./mc_misc.pl-in
 ./new-pass.pl
 ./opinion.pl
 ./opinion.pl-in
 ./pientaq.hts
 ./questionnaire.hts
 ./questionnaire.hts-in
 ./reset.sql
 ./submit_data.pl-in
 ./testit.pl
 ./address_form.hts
 ./user-access-test.hts
 ./user-access-test.pl
 ./user-access.hts-in
 ./user-access.pl
 ./user-access.pl-in
 ./submit_data.pl
secure/admin/approve-detail.hts
secure/admin/approve.hts
secure/admin/index.html
secure/admin/mc_approve.pl
secure/aids/service/forms/gottliebq.hts
secure/aids/service/forms/krasinskiq.hts
secure/aids/service/forms/richmanq.hts
secure/allergies/service/forms/casaleq.hts
secure/allergies/service/forms/weinbergerq.hts
secure/alzheimers/service/forms/bienenfeldq.hts
secure/alzheimers/service/forms/schneiderq.hts
secure/arthritis/service/forms/tindallq.hts
secure/arthritis/service/forms/wallaceq.hts
secure/asthma/service/forms/casaleq.hts
secure/asthma/service/forms/weinbergerq.hts
secure/bph/service/forms/naslundq.hts
secure/brain/service/forms/hallq.hts
secure/breast/service/forms/reintgenq1.hts
secure/breast/service/forms/reintgenq2.hts
secure/cervical/service/forms/C.hts
secure/cervical/service/forms/copeland_endoq.hts
secure/cervical/service/forms/copeland_ovarq.hts
secure/cervical/service/forms/copelandq.hts
secure/cervical/service/forms/gallionq.hts
secure/cervical/service/forms/thigpenq.hts
secure/chronic/service/forms/rauckq.hts
secure/chronic/service/forms/youngq.hts
secure/colon/service/forms/caushajq.hts
secure/colon/service/forms/fieldingq.hts
secure/depression/service/forms/bienenfeldq.hts
secure/depression/service/forms/goodnickq.hts
secure/diabetes/service/forms/morrisonq.hts
secure/diabetes/service/forms/qdata.txt
secure/diabetes/service/forms/tsalikianq.hts
secure/diabetes/service/forms/tsalikianq.hts~
secure/emphysema/service/forms/crawfordq.hts
secure/epilepsy/service/forms/gumnitq.hts
secure/epilepsy/service/forms/potolicchioq.hts
secure/forms/address_form-test.hts
secure/forms/address_form.hts
secure/forms/confirm_form-test.pl
secure/forms/confirm_form.pl
secure/forms/index.html
secure/forms/opinion.pl
secure/forms/questionnaire.hts
secure/forms/submit_data-test.pl
secure/forms/submit_data.pl
secure/forms/test.hts
secure/forms/test.pl
secure/forms/user-access-test.pl
secure/forms/user-access.pl
secure/headache/service/forms/mooreq.hts
secure/heart/forms/martinq.hts
secure/heart/service/forms/franklinq.hts
secure/heart/service/forms/franklinq.hts~
secure/heart/service/forms/richq.hts
secure/heart/service/forms/richq.hts~
secure/heart/service/forms/rosenthal_fetusq.hts
secure/heart/service/forms/rosenthalq.hts
secure/heart/service/forms/rosenthalq.hts~
secure/heart/service/forms/sinatraq.hts
secure/hypertension/service/forms/franklinq.hts
secure/hypertension/service/forms/sinatraq.hts
secure/ibd/service/forms/waltersq.hts
secure/images/ads/acgted.gif
secure/images/ads/cfc.gif
secure/images/ads/faq.gif
secure/images/ads/hon.gif
secure/images/ads/laha.gif
secure/images/ads/medi_books.gif
secure/images/ads/medi_home.gif
secure/images/ads/medi_news.gif
secure/images/ads/medi_store.gif
secure/images/ads/medi_support.gif
secure/images/ads/over50.gif
secure/images/ads/pciils.gif
secure/images/ads/pcwii.gif
secure/images/ads/pgtra.gif
secure/images/ads/uaf.gif
secure/images/ads/ucc.gif
secure/images/ads/uchf.gif
secure/images/ads/uhyp.gif
secure/images/ads/zostrix.gif
secure/images/autopoll/bar_indigo.gif
secure/images/autopoll/current.gif
secure/images/autopoll/results.gif
secure/images/autopoll/vote.gif
secure/images/center_watch/ctrials.gif
secure/images/center_watch/dtherapy.gif
secure/images/center_watch/homebt.gif
secure/images/center_watch/logobig.gif
secure/images/center_watch/medibt.gif
secure/images/center_watch/notifbt.gif
secure/images/center_watch/patnotify.gif
secure/images/content/logo.gif
secure/images/content/margin.gif
secure/images/content/tagline.gif
secure/images/content/title.gif
secure/images/content/toolbar.gif
secure/images/home/background.jpg
secure/images/home/health.gif
secure/images/home/logo.gif
secure/images/home/medixperts.gif
secure/images/home/quick_search.gif
secure/images/home/search.gif
secure/images/home/sections.gif
secure/images/home/title.gif
secure/images/home/toolbar.gif
secure/images/people/bazinet.jpg
secure/images/people/brock.gif
secure/images/people/casale.gif
secure/images/people/cheney.gif
secure/images/people/hallowell.gif
secure/images/people/moore.gif
secure/images/procon/bullet.gif
secure/images/procon/code.gif
secure/images/procon/con_header.gif
secure/images/procon/con_statement.gif
secure/images/procon/help.gif
secure/images/procon/horizontal_rule.gif
secure/images/procon/join.gif
secure/images/procon/pro_con_header.gif
secure/images/procon/pro_header.gif
secure/images/procon/pro_statement.gif
secure/images/procon/suggest.gif
secure/images/procon/view.gif
secure/images/service/one.gif
secure/images/service/simple_process.gif
secure/images/service/three.gif
secure/images/service/two.gif
secure/images/shared/bullets/square.gif
secure/images/shared/headers/background.gif
secure/images/shared/headers/return_associations.jpg
secure/images/shared/headers/return_blank.jpg
secure/images/shared/headers/return_home.jpg
secure/images/shared/headers/return_store.jpg
secure/images/shared/headers/return_topic.jpg
secure/images/shared/news/hospice.gif
secure/images/shared/news/mediexperts.gif
secure/images/shared/news/redribon.gif
secure/images/shared/news/xmas.gif
secure/images/shared/partners/free_samples.gif
secure/images/shared/partners/medizine.gif
secure/images/shared/partners/medizine_small.gif
secure/images/shared/partners/pharminfo.gif
secure/images/shared/partners/ucc.gif
secure/images/shared/site_news/nosmoking.gif
secure/images/shared/toc/associations.gif
secure/images/shared/toc/back_issues.gif
secure/images/shared/toc/community.gif
secure/images/shared/toc/current_issue.gif
secure/images/shared/toc/disease_specific_info.gif
secure/images/shared/toc/fee_services.gif
secure/images/shared/toc/for_more_information.gif
secure/images/shared/toc/help_services.gif
secure/images/shared/toc/medical_information.gif
secure/images/shared/toc/mediconsult.gif
secure/images/shared/toc/our_partners.gif
secure/images/shared/toc/related_men_topics.gif
secure/images/shared/toc/related_topics.gif
secure/images/shared/toc/related_women_topics.gif
secure/images/shared/toc/toc.gif
secure/images/shared/topics/go.gif
secure/images/shared/topics/topics1.gif
secure/images/shared/topics/topics2.gif
secure/images/shared/welcome/breast_cancer.gif
secure/images/shared/welcome/support.gif
secure/images/shared/welcome/vital.gif
secure/images/shared/arrow.gif
secure/images/shared/ask_barb.gif
secure/images/shared/awards.gif
secure/images/shared/background.jpg
secure/images/shared/birthday.gif
secure/images/shared/border.gif
secure/images/shared/first_time.gif
secure/images/shared/hon.gif
secure/images/shared/lightbulb.gif
secure/images/shared/logo.gif
secure/images/shared/new.gif
secure/images/shared/quick_search.gif
secure/images/shared/realbubble.gif
secure/images/shared/search.gif
secure/images/shared/tagline.gif
secure/images/shared/toolbar.gif
secure/images/store/search_association.gif
secure/images/store/search_product.gif
secure/images/store/search_topic.gif
secure/images/store/toolbar.gif
secure/images/support/home.gif
secure/images/support/next.gif
secure/images/support/post.gif
secure/images/support/previous.gif
secure/images/support/reload.gif
secure/impotence/service/forms/brockq.hts
secure/incontinence/service/forms/corcosq.hts
secure/infertility/service/forms/crowley_fq.hts
secure/infertility/service/forms/crowley_mq.hts
secure/infertility/service/forms/sanfilippoqf.hts
secure/infertility/service/forms/sanfilippoqm.hts
secure/kidney/service/forms/banderq.hts
secure/kidney/service/forms/oldhamq.hts
secure/lung/service/forms/sauseq.hts
secure/ms/service/forms/coyleq.hts
secure/online_store/header.hts
secure/parkinsons/service/forms/kellyq.hts
secure/pregnancy/service/forms/perkinsq.hts
secure/pregnancy/service/forms/robichauxq.hts
secure/prostate/service/forms/brockq.hts
secure/prostate/service/forms/scardinoq.hts
secure/renal/service/forms/vassalottiq.hts
secure/renal/service/forms/vassalottiq.hts~
secure/reports/envtest.hts
secure/reports/envtest.pl
secure/reports/getrec.pl
secure/reports/index.html
secure/reports/mc_frame.html
secure/reports/mc_rep.html
secure/reports/mc_toc.html
secure/skin/service/forms/hebertq.hts
secure/skincancer/service/forms/oldhamq.hts
secure/skincancer/service/forms/reintgenq.hts
secure/sleep/service/forms/potolicchioq.hts
secure/sleep/service/forms/westbrook_insomq.hts
secure/sleep/service/forms/westbrookq.hts
secure/std/service/forms/#martinq.hts#
secure/std/service/forms/martinq.hts
secure/strokes/service/forms/steinq.hts
secure/strokes/service/forms/youngq.hts
secure/urinary/service/forms/denstedtq.hts
secure/urinary/service/forms/premingerq.hts
secure/MC_new_passwords2.xls
secure/expert-access.hts
secure/expert-access.pl
secure/index.html
secure/mediforms
secure/new-pass.pl
secure/pass.txt
secure/user-access-test.hts
secure/user-access.hts

HABITROL:

 ./SNR
 ./bin/mailit
 ./bin/feedback
 ./bin/noweb
 ./lib/habitrol.pl
 ./lib/compare.pl
 ./sql/access_denied.hts
 ./sql/envtest.hts
 ./sql/sendto.pl
 ./sql/wsh-page3.hts
 ./sql/wsh-page2.hts
 ./sql/.nsconfig
 ./sql/wsh-page1.hts
 ./sql/index.hts
 ./src/RCS/common.h,v
 ./src/ping/CR
 ./src/ping/CR~
 ./src/ping/RCS/do_ping.pl,v
 ./src/ping/RCS/Makefile,v
 ./src/ping/Makefile
 ./src/ping/do_ping.pl
 ./src/ping/do_ping.o
 ./src/ping/do_ping
 ./src/HabitrolLib/RCS/habitrol.pl-in,v
 ./src/HabitrolLib/RCS/Makefile,v
 ./src/HabitrolLib/habitrol.pl
 ./src/HabitrolLib/habitrol.pl-in
 ./src/HabitrolLib/Makefile
 ./src/Makefile.in
 ./src/schema/RCS/data-tables.sql,v
 ./src/schema/RCS/user-tables.sql,v
 ./src/schema/RCS/01create_database.sql,v
 ./src/schema/RCS/hab_dump.proc,v
 ./src/schema/set_quitdate.sql
 ./src/schema/hab_dump.proc
 ./src/schema/add_diet.proc
 ./src/schema/new_user_test
 ./src/schema/add_diet.sql
 ./src/schema/new_user.proc
 ./src/schema/del_user.proc
 ./src/schema/set_nicotine.sql
 ./src/schema/add_rewards.proc
 ./src/schema/add_therapy.proc
 ./src/schema/steps
 ./src/schema/cleardb.sql
 ./src/schema/load-sql
 ./src/schema/CLEARDB
 ./src/schema/data-tables.out
 ./src/schema/data-tables.sql
 ./src/schema/debug.in
 ./src/schema/check_user_level.proc
 ./src/schema/update-statistics.sql
 ./src/schema/add_hardships.proc
 ./src/schema/set_quitdate.proc
 ./src/schema/pg.txt
 ./src/schema/NEW.sql

 ./src/schema/add_benefits.sql
 ./src/schema/del_user.sql
 ./src/schema/data-tables-leo.sql
 ./src/schema/remove_profile.proc
 ./src/schema/add_temptations.sql
 ./src/schema/email.sql
 ./src/schema/schema.pl
 ./src/schema/check_user_level.sql
 ./src/schema/remove_profile.sql
 ./src/schema/add_hardships.sql
 ./src/schema/add_stress.proc
 ./src/schema/sketch
 ./src/schema/sysusages.txt
 ./src/schema/user-tables.out
 ./src/schema/user-tables.sql
 ./src/schema/add_stress.sql
 ./src/schema/add_therapy.sql
 ./src/schema/user-tables-leo.sql
 ./src/schema/add_activity.sql
 ./src/schema/add_temptations.proc
 ./src/schema/create_database.sql
 ./src/schema/01create_database.sql
 ./src/schema/add_progress.proc
 ./src/schema/set_nicotine.proc
 ./src/schema/add_rewards.sql
 ./src/schema/add_activity.proc
 ./src/schema/set_user_level.proc
 ./src/schema/schema.txt
 ./src/schema/add_benefits.proc
 ./src/schema/add_progress.sql
 ./src/schema/new_user.sql
 ./src/schema/dataitems
 ./src/sqsh-1.6.tar.gz
 ./src/sybperl-2.10.tar.gz
 ./src/dbscripts/Makefile
 ./src/dbscripts/signup/RCS/Makefile,v
 ./src/dbscripts/signup/RCS/signup.pl-in,v
 ./src/dbscripts/signup/signup.pl
 ./src/dbscripts/signup/testdata
 ./src/dbscripts/signup/Makefile
 ./src/dbscripts/signup/Jim-Mozilla-3.04C-SGI
 ./src/dbscripts/signup/Marijke-IE4
 ./src/dbscripts/signup/Cedric-IE4
 ./src/dbscripts/signup/signup.pl-in
 ./src/dbscripts/profile/RCS/profile.pl-in,v
 ./src/dbscripts/profile/Makefile
 ./src/dbscripts/profile/email/Makefile
 ./src/dbscripts/profile/email/index.hts
 ./src/dbscripts/profile/profile.pl-in
 ./src/dbscripts/profile/profile.pl
 ./src/feedback/RCS/feedback.c,v
 ./src/feedback/RCS/feedback.h,v
 ./src/feedback/RCS/Makefile,v
 ./src/feedback/feedback
 ./src/feedback/Makefile
 ./src/feedback/feedback.c
 ./src/feedback/feedback.o
 ./src/feedback/feedback.h

 ./src/email/RCS/email.pl-in,v
 ./src/email/RCS/Makefile,v
 ./src/email/Makefile
 ./src/email/email.pl
 ./src/email/email.pl-in
 ./src/SendTo/sendto.pl
 ./src/SendTo/Makefile
 ./src/SendTo/sendto.pl-in
 ./src/sybperl-2.10/eg/bcp.dat
 ./src/sybperl-2.10/eg/GenRepDefs.pl
 ./src/sybperl-2.10/eg/sql.pl
 ./src/sybperl-2.10/eg/ct_cursor.pl
 ./src/sybperl-2.10/eg/SybWWW.pm
 ./src/sybperl-2.10/eg/ct_sql2.pl
 ./src/sybperl-2.10/eg/dbcc.pl
 ./src/sybperl-2.10/eg/buffer.pl
 ./src/sybperl-2.10/eg/bcp.pl
 ./src/sybperl-2.10/eg/dbschema.disk.pl
 ./src/sybperl-2.10/eg/ct_param.pl
 ./src/sybperl-2.10/eg/README
 ./src/sybperl-2.10/eg/Show.cgi
 ./src/sybperl-2.10/eg/ct_sql.pl
 ./src/sybperl-2.10/eg/who.pl
 ./src/sybperl-2.10/eg/ctlib.pl
 ./src/sybperl-2.10/eg/Login.pm
 ./src/sybperl-2.10/eg/proc.isql
 ./src/sybperl-2.10/eg/rpc-example.pl
 ./src/sybperl-2.10/eg/dbschema.pl
 ./src/sybperl-2.10/eg/TABLEop.pm
 ./src/sybperl-2.10/eg/README.dbschema
 ./src/sybperl-2.10/eg/SecureSql.pm
 ./src/sybperl-2.10/eg/dbtext.pl
 ./src/sybperl-2.10/eg/dbschema.old
 ./src/sybperl-2.10/BCP/t/bcp.dat
 ./src/sybperl-2.10/BCP/t/bcp.t
 ./src/sybperl-2.10/BCP/Makefile.PL
 ./src/sybperl-2.10/BCP/BCP.pm
 ./src/sybperl-2.10/BCP/README
 ./src/sybperl-2.10/BCP/MANIFEST
 ./src/sybperl-2.10/BCP/Makefile.old
 ./src/sybperl-2.10/FAQ
 ./src/sybperl-2.10/PWD
 ./src/sybperl-2.10/SPR
 ./src/sybperl-2.10/lib/sql.pl
 ./src/sybperl-2.10/lib/sybutil.pl
 ./src/sybperl-2.10/lib/sybperl.pl
 ./src/sybperl-2.10/lib/ctutil.pl
 ./src/sybperl-2.10/pod/sybperl.pod
 ./src/sybperl-2.10/pod/README
 ./src/sybperl-2.10/pod/Makefile
 ./src/sybperl-2.10/pod/sybperl-1.0xx.man
 ./src/sybperl-2.10/patchlevel.h
 ./src/sybperl-2.10/CHANGES
 ./src/sybperl-2.10/Makefile.PL
 ./src/sybperl-2.10/Sybperl/t/sybperl.t
 ./src/sybperl-2.10/Sybperl/t/dbmoney.t
 ./src/sybperl-2.10/Sybperl/Makefile.PL
 ./src/sybperl-2.10/Sybperl/README

 ./src/sybperl-2.10/Sybperl/Makefile.old
 ./src/sybperl-2.10/Sybperl/Sybperl.pm
 ./src/sybperl-2.10/Version
 ./src/sybperl-2.10/CTlib/t/cursor.t
 ./src/sybperl-2.10/CTlib/t/ctlib.t
 ./src/sybperl-2.10/CTlib/Makefile.PL
 ./src/sybperl-2.10/CTlib/README
 ./src/sybperl-2.10/CTlib/CTlib.pm
 ./src/sybperl-2.10/CTlib/CTlib.xs
 ./src/sybperl-2.10/CTlib/Makefile.old
 ./src/sybperl-2.10/DBlib/t/dblib.t
 ./src/sybperl-2.10/DBlib/t/money.t
 ./src/sybperl-2.10/DBlib/Makefile.PL
 ./src/sybperl-2.10/DBlib/README
 ./src/sybperl-2.10/DBlib/DBlib.pm
 ./src/sybperl-2.10/DBlib/DBlib.xs
 ./src/sybperl-2.10/DBlib/Makefile.old
 ./src/sybperl-2.10/README
 ./src/sybperl-2.10/UPGRADE
 ./src/sybperl-2.10/MANIFEST
 ./src/sybperl-2.10/Makefile.old
 ./src/sybperl-2.10/README.win32
 ./src/sybperl-2.10/README.thread
 ./src/sybperl-2.10/CONFIG
 ./src/sybperl-2.10/config.pl
 ./src/CompareLib/RCS/compare.pl-in,v
 ./src/CompareLib/Makefile
 ./src/CompareLib/compare.pl-in
 ./src/CompareLib/compare.pl
 ./src/statistics/RCS/do_dbstats.pl,v
 ./src/statistics/RCS/Makefile,v
 ./src/statistics/RCS/dbstats.pl-in,v
 ./src/statistics/dbstats.pl.old
 ./src/statistics/do_dbstats.pl
 ./src/statistics/dbstats.pl
 ./src/statistics/do_dbstats
 ./src/statistics/Makefile
 ./src/statistics/dbstats.pl-in
 ./src/statistics/jim.pl
 ./src/statistics/do_dbstats.o
 ./src/util_lib/RCS/header.c,v
 ./src/util_lib/RCS/footer.c,v
 ./src/util_lib/RCS/Makefile,v
 ./src/util_lib/RCS/get_string.c,v
 ./src/util_lib/RCS/util_lib.h,v
 ./src/util_lib/RCS/flock.c,v
 ./src/util_lib/RCS/flock.h,v
 ./src/util_lib/RCS/new_lines.c,v
 ./src/util_lib/TAGS
 ./src/util_lib/new_lines.o
 ./src/util_lib/new_lines.c
 ./src/util_lib/product.c
 ./src/util_lib/util_lib.a
 ./src/util_lib/util_lib.h
 ./src/util_lib/header.o
 ./src/util_lib/header.c
 ./src/util_lib/Makefile
 ./src/util_lib/get_string.o

 ./src/util_lib/get_string.c
 ./src/util_lib/flock.c
 ./src/util_lib/flock.o
 ./src/util_lib/flock.h
 ./src/maillist/six_months/RCS/Makefile,v
 ./src/maillist/six_months/RCS/do_six_months.pl,v
 ./src/maillist/six_months/RCS/six_months.pl-in,v
 ./src/maillist/six_months/do_six_months
 ./src/maillist/six_months/Makefile
 ./src/maillist/six_months/six_months.pl
 ./src/maillist/six_months/do_six_months.o
 ./src/maillist/six_months/do_six_months.pl
 ./src/maillist/six_months/six_months.pl-in
 ./src/maillist/mailit/mailit
 ./src/maillist/mailit/Makefile
 ./src/maillist/mailit/mailit.o
 ./src/maillist/mailit/mailit.pl
 ./src/maillist/unregistered/RCS/do_ureg.pl,v
 ./src/maillist/unregistered/RCS/ureg.pl-in,v
 ./src/maillist/unregistered/do_ureg.pl
 ./src/maillist/unregistered/do_ureg.o
 ./src/maillist/unregistered/Makefile
 ./src/maillist/unregistered/ureg.pl
 ./src/maillist/unregistered/do_ureg
 ./src/maillist/unregistered/ureg.pl-in
 ./src/maillist/diary/RCS/email_diary.pl-in,v
 ./src/maillist/diary/RCS/Makefile,v
 ./src/maillist/diary/RCS/do_diary.pl,v
 ./src/maillist/diary/do_diary
 ./src/maillist/diary/Makefile
 ./src/maillist/diary/email_diary.pl
 ./src/maillist/diary/do_diary.o
 ./src/maillist/diary/email_diary.pl-in
 ./src/maillist/diary/do_diary.pl
 ./src/maillist/Makefile
 ./src/maillist/quitday/RCS/do_quitday.pl,v
 ./src/maillist/quitday/RCS/Makefile,v
 ./src/maillist/quitday/RCS/quitday.pl-in,v
 ./src/maillist/quitday/Makefile
 ./src/maillist/quitday/quitday.pl-in
 ./src/maillist/quitday/do_quitday.o
 ./src/maillist/quitday/quitday.pl
 ./src/maillist/quitday/do_quitday.pl
 ./src/maillist/quitday/do_quitday
 ./src/maillist/ive_quit_2/RCS/Makefile,v
 ./src/maillist/ive_quit_2/RCS/do_ive_quit_2.pl,v
 ./src/maillist/ive_quit_2/RCS/ive_quit_2.pl-in,v
 ./src/maillist/ive_quit_2/ive_quit_2.pl
 ./src/maillist/ive_quit_2/Makefile
 ./src/maillist/ive_quit_2/do_ive_quit_2
 ./src/maillist/ive_quit_2/ive_quit_2.pl-in
 ./src/maillist/ive_quit_2/do_ive_quit_2.o
 ./src/maillist/ive_quit_2/do_ive_quit_2.pl
 ./src/maillist/pre_quit/RCS/pre_quit.pl-in,v
 ./src/maillist/pre_quit/RCS/Makefile,v
 ./src/maillist/pre_quit/RCS/do_pre_quit.pl,v
 ./src/maillist/pre_quit/do_pre_quit
 ./src/maillist/pre_quit/do_pre_quit.o

 ./src/maillist/pre_quit/Makefile
 ./src/maillist/pre_quit/pre_quit.pl-in
 ./src/maillist/pre_quit/do_pre_quit.pl
 ./src/maillist/pre_quit/pre_quit.pl
 ./src/maillist/ive_quit/RCS/ive_quit.pl-in,v
 ./src/maillist/ive_quit/RCS/Makefile,v
 ./src/maillist/ive_quit/RCS/do_ive_quit.pl,v
 ./src/maillist/ive_quit/do_ive_quit
 ./src/maillist/ive_quit/Makefile
 ./src/maillist/ive_quit/do_ive_quit.o
 ./src/maillist/ive_quit/ive_quit.pl-in
 ./src/maillist/ive_quit/do_ive_quit.pl
 ./src/maillist/ive_quit/ive_quit.pl
 ./src/LogIt/Makefile
 ./src/LogIt/tvi_log.so
 ./src/LogIt/so_locations
 ./src/LogIt/tvi_log.o
 ./src/LogIt/tvi_log.c
 ./src/MakeInclude
 ./src/common.h
 ./src/noweb/RCS/noweb.h,v
 ./src/noweb/RCS/noweb.c,v
 ./src/noweb/RCS/Makefile,v
 ./src/noweb/Makefile
 ./src/noweb/noweb.o
 ./src/noweb/noweb.h
 ./src/noweb/noweb.c
 ./src/noweb/noweb
 ./src/nsapi/tvi_auth.c
 ./src/nsapi/tvi_auth.h
 ./src/nsapi/Makefile
 ./src/nsapi/cookie.h
 ./src/nsapi/cookie.c
 ./tmp/ureg_2.dat
 ./tmp/ureg_1.dat
 ./TEMP/html/index.html
 ./TEMP/html/vmthwwzf.txt
 ./TEMP/html/misc/js/toolbar.js
 ./TEMP/html/misc/js/support.js
 ./TEMP/html/misc/css/style.css
 ./TEMP/html/misc/mail/index.html
 ./TEMP/html/misc/layout/header.txt
 ./TEMP/html/misc/layout/footer.txt
 ./TEMP/html/misc/imagemaps/support.map
 ./TEMP/html/misc/signs/20.txt
 ./TEMP/html/misc/signs/30.txt
 ./TEMP/html/misc/signs/10.txt
 ./TEMP/html/misc/signs/21.txt
 ./TEMP/html/misc/signs/01.txt
 ./TEMP/html/misc/signs/11.txt
 ./TEMP/html/misc/signs/22.txt
 ./TEMP/html/misc/signs/02.txt
 ./TEMP/html/misc/signs/12.txt
 ./TEMP/html/misc/signs/23.txt
 ./TEMP/html/misc/signs/03.txt
 ./TEMP/html/misc/signs/13.txt
 ./TEMP/html/misc/signs/24.txt
 ./TEMP/html/misc/signs/04.txt

 ./TEMP/html/misc/signs/14.txt
 ./TEMP/html/misc/signs/25.txt
 ./TEMP/html/misc/signs/05.txt
 ./TEMP/html/misc/signs/15.txt
 ./TEMP/html/misc/signs/26.txt
 ./TEMP/html/misc/signs/06.txt
 ./TEMP/html/misc/signs/16.txt
 ./TEMP/html/misc/signs/27.txt
 ./TEMP/html/misc/signs/07.txt
 ./TEMP/html/misc/signs/17.txt
 ./TEMP/html/misc/signs/28.txt
 ./TEMP/html/misc/signs/08.txt
 ./TEMP/html/misc/signs/18.txt
 ./TEMP/html/misc/signs/29.txt
 ./TEMP/html/misc/signs/09.txt
 ./TEMP/html/misc/signs/19.txt
 ./TEMP/html/misc/quotes/positive/long/10.txt
 ./TEMP/html/misc/quotes/positive/long/01.txt
 ./TEMP/html/misc/quotes/positive/long/11.txt
 ./TEMP/html/misc/quotes/positive/long/02.txt
 ./TEMP/html/misc/quotes/positive/long/12.txt
 ./TEMP/html/misc/quotes/positive/long/03.txt
 ./TEMP/html/misc/quotes/positive/long/13.txt
 ./TEMP/html/misc/quotes/positive/long/04.txt
 ./TEMP/html/misc/quotes/positive/long/14.txt
 ./TEMP/html/misc/quotes/positive/long/05.txt
 ./TEMP/html/misc/quotes/positive/long/15.txt
 ./TEMP/html/misc/quotes/positive/long/06.txt
 ./TEMP/html/misc/quotes/positive/long/16.txt
 ./TEMP/html/misc/quotes/positive/long/07.txt
 ./TEMP/html/misc/quotes/positive/long/17.txt
 ./TEMP/html/misc/quotes/positive/long/08.txt
 ./TEMP/html/misc/quotes/positive/long/09.txt
 ./TEMP/html/misc/quotes/positive/short/20.txt
 ./TEMP/html/misc/quotes/positive/short/30.txt
 ./TEMP/html/misc/quotes/positive/short/10.txt
 ./TEMP/html/misc/quotes/positive/short/21.txt
 ./TEMP/html/misc/quotes/positive/short/31.txt
 ./TEMP/html/misc/quotes/positive/short/01.txt
 ./TEMP/html/misc/quotes/positive/short/11.txt
 ./TEMP/html/misc/quotes/positive/short/22.txt
 ./TEMP/html/misc/quotes/positive/short/32.txt
 ./TEMP/html/misc/quotes/positive/short/02.txt
 ./TEMP/html/misc/quotes/positive/short/12.txt
 ./TEMP/html/misc/quotes/positive/short/23.txt
 ./TEMP/html/misc/quotes/positive/short/03.txt
 ./TEMP/html/misc/quotes/positive/short/13.txt
 ./TEMP/html/misc/quotes/positive/short/24.txt
 ./TEMP/html/misc/quotes/positive/short/04.txt
 ./TEMP/html/misc/quotes/positive/short/14.txt
 ./TEMP/html/misc/quotes/positive/short/25.txt
 ./TEMP/html/misc/quotes/positive/short/05.txt
 ./TEMP/html/misc/quotes/positive/short/15.txt
 ./TEMP/html/misc/quotes/positive/short/26.txt
 ./TEMP/html/misc/quotes/positive/short/06.txt
 ./TEMP/html/misc/quotes/positive/short/16.txt
 ./TEMP/html/misc/quotes/positive/short/27.txt
 ./TEMP/html/misc/quotes/positive/short/07.txt

 ./TEMP/html/misc/quotes/positive/short/17.txt
 ./TEMP/html/misc/quotes/positive/short/28.txt
 ./TEMP/html/misc/quotes/positive/short/08.txt
 ./TEMP/html/misc/quotes/positive/short/18.txt
 ./TEMP/html/misc/quotes/positive/short/29.txt
 ./TEMP/html/misc/quotes/positive/short/09.txt
 ./TEMP/html/misc/quotes/positive/short/19.txt
 ./TEMP/html/misc/quotes/encouragement/20.txt
 ./TEMP/html/misc/quotes/encouragement/30.txt
 ./TEMP/html/misc/quotes/encouragement/10.txt
 ./TEMP/html/misc/quotes/encouragement/21.txt
 ./TEMP/html/misc/quotes/encouragement/31.txt
 ./TEMP/html/misc/quotes/encouragement/01.txt
 ./TEMP/html/misc/quotes/encouragement/11.txt
 ./TEMP/html/misc/quotes/encouragement/22.txt
 ./TEMP/html/misc/quotes/encouragement/32.txt
 ./TEMP/html/misc/quotes/encouragement/02.txt
 ./TEMP/html/misc/quotes/encouragement/12.txt
 ./TEMP/html/misc/quotes/encouragement/23.txt
 ./TEMP/html/misc/quotes/encouragement/33.txt
 ./TEMP/html/misc/quotes/encouragement/03.txt
 ./TEMP/html/misc/quotes/encouragement/13.txt
 ./TEMP/html/misc/quotes/encouragement/24.txt
 ./TEMP/html/misc/quotes/encouragement/34.txt
 ./TEMP/html/misc/quotes/encouragement/04.txt
 ./TEMP/html/misc/quotes/encouragement/14.txt
 ./TEMP/html/misc/quotes/encouragement/25.txt
 ./TEMP/html/misc/quotes/encouragement/35.txt
 ./TEMP/html/misc/quotes/encouragement/05.txt
 ./TEMP/html/misc/quotes/encouragement/15.txt
 ./TEMP/html/misc/quotes/encouragement/26.txt
 ./TEMP/html/misc/quotes/encouragement/06.txt
 ./TEMP/html/misc/quotes/encouragement/16.txt
 ./TEMP/html/misc/quotes/encouragement/27.txt
 ./TEMP/html/misc/quotes/encouragement/07.txt
 ./TEMP/html/misc/quotes/encouragement/17.txt
 ./TEMP/html/misc/quotes/encouragement/28.txt
 ./TEMP/html/misc/quotes/encouragement/08.txt
 ./TEMP/html/misc/quotes/encouragement/18.txt
 ./TEMP/html/misc/quotes/encouragement/29.txt
 ./TEMP/html/misc/quotes/encouragement/09.txt
 ./TEMP/html/misc/quotes/encouragement/19.txt
 ./TEMP/html/misc/error/index.html
 ./TEMP/html/misc/notfound/index.html
 ./TEMP/html/misc/notfound/index.shtml
 ./TEMP/html/misc/quotes_no_html/positive/long/10.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/01.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/11.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/02.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/12.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/03.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/13.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/04.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/14.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/05.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/15.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/06.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/16.txt

 ./TEMP/html/misc/quotes_no_html/positive/long/07.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/17.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/08.txt
 ./TEMP/html/misc/quotes_no_html/positive/long/09.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/20.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/30.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/10.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/21.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/31.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/01.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/11.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/22.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/32.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/02.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/12.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/23.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/03.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/13.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/24.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/04.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/14.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/25.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/05.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/15.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/26.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/06.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/16.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/27.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/07.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/17.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/28.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/08.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/18.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/29.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/09.txt
 ./TEMP/html/misc/quotes_no_html/positive/short/19.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/20.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/30.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/10.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/21.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/31.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/01.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/11.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/22.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/32.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/02.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/12.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/23.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/33.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/03.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/13.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/24.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/34.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/04.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/14.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/25.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/35.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/05.txt

 ./TEMP/html/misc/quotes_no_html/encouragement/15.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/26.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/06.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/16.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/27.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/07.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/17.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/28.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/08.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/18.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/29.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/09.txt
 ./TEMP/html/misc/quotes_no_html/encouragement/19.txt
 ./TEMP/html/misc/signs_no_html/20.txt
 ./TEMP/html/misc/signs_no_html/30.txt
 ./TEMP/html/misc/signs_no_html/10.txt
 ./TEMP/html/misc/signs_no_html/21.txt
 ./TEMP/html/misc/signs_no_html/01.txt
 ./TEMP/html/misc/signs_no_html/11.txt
 ./TEMP/html/misc/signs_no_html/22.txt
 ./TEMP/html/misc/signs_no_html/02.txt
 ./TEMP/html/misc/signs_no_html/12.txt
 ./TEMP/html/misc/signs_no_html/23.txt
 ./TEMP/html/misc/signs_no_html/03.txt
 ./TEMP/html/misc/signs_no_html/13.txt
 ./TEMP/html/misc/signs_no_html/24.txt
 ./TEMP/html/misc/signs_no_html/04.txt
 ./TEMP/html/misc/signs_no_html/14.txt
 ./TEMP/html/misc/signs_no_html/25.txt
 ./TEMP/html/misc/signs_no_html/05.txt
 ./TEMP/html/misc/signs_no_html/15.txt
 ./TEMP/html/misc/signs_no_html/26.txt
 ./TEMP/html/misc/signs_no_html/06.txt
 ./TEMP/html/misc/signs_no_html/16.txt
 ./TEMP/html/misc/signs_no_html/27.txt
 ./TEMP/html/misc/signs_no_html/07.txt
 ./TEMP/html/misc/signs_no_html/17.txt
 ./TEMP/html/misc/signs_no_html/28.txt
 ./TEMP/html/misc/signs_no_html/08.txt
 ./TEMP/html/misc/signs_no_html/18.txt
 ./TEMP/html/misc/signs_no_html/29.txt
 ./TEMP/html/misc/signs_no_html/09.txt
 ./TEMP/html/misc/signs_no_html/19.txt
 ./TEMP/html/misc/login/index.hts
 ./TEMP/html/misc/unauthorized/index.html
 ./TEMP/html/misc/unauthorized/index.shtml
 ./TEMP/html/quit/resources/quit/slip/index.html
 ./TEMP/html/quit/resources/quit/slip/again/index.html
 ./TEMP/html/quit/resources/quit/slip/again/again.pl
 ./TEMP/html/quit/resources/quit/slip/again/no.html
 ./TEMP/html/quit/resources/quit/slip/again/yes.html
 ./TEMP/html/quit/resources/quit/slip/track/index.html
 ./TEMP/html/quit/resources/quit/signs/index.html
 ./TEMP/html/quit/resources/quit/feedback/index.hts
 ./TEMP/html/quit/resources/quit/feedback/index.html.save
 ./TEMP/html/quit/resources/quit/habitrol/index.html
 ./TEMP/html/quit/resources/quit/withdrawal/index.hts
 ./TEMP/html/quit/resources/manual/help/index.html

 ./TEMP/html/quit/resources/manual/support/index.html
 ./TEMP/html/quit/resources/manual/bibliography/index.html
 ./TEMP/html/quit/resources/manual/profile/index.html
 ./TEMP/html/quit/resources/manual/profile/wsh-index.hts
 ./TEMP/html/quit/resources/community/index.html
 ./TEMP/html/quit/resources/community/tips/oldindex.html
 ./TEMP/html/quit/resources/community/tips/index.hts
 ./TEMP/html/quit/resources/community/resources/index.html
 ./TEMP/html/quit/resources/community/buddies/add/index.html
 ./TEMP/html/quit/resources/community/buddies/index-howard.hts
 ./TEMP/html/quit/resources/community/buddies/about/index.html
 ./TEMP/html/quit/resources/community/buddies/index.html.980529
 ./TEMP/html/quit/resources/community/buddies/index.hts
 ./TEMP/html/quit/resources/community/buddies/index.html.save
 ./TEMP/html/quit/resources/community/pledges/index.html
 ./TEMP/html/quit/resources/community/tollfree/index.html
 ./TEMP/html/quit/resources/dashboard/benefits/index.html
 ./TEMP/html/whatsup.html
 ./TEMP/html/friend/support/index.html
 ./TEMP/html/friend/information/index.html
 ./TEMP/html/friend/secondhand/index.html
 ./TEMP/html/friend/pledge/index.html
 ./TEMP/html/friend/concern/index.html
 ./TEMP/html/success/offer/index.html
 ./TEMP/html/smoke/questions/index.html
 ./TEMP/html/smoke/questions/email.pl
 ./TEMP/html/smoke/compare/index.html
 ./TEMP/html/smoke/compare/results.hts
 ./TEMP/html/images/home/smoke.gif
 ./TEMP/html/images/home/friend.gif
 ./TEMP/html/images/home/quit.gif
 ./TEMP/html/images/home/power.gif
 ./TEMP/html/images/home/home.jpg
 ./TEMP/html/images/home/success.gif
 ./TEMP/html/images/quit/road/two/map_nicotine.gif
 ./TEMP/html/images/quit/road/two/road.gif
 ./TEMP/html/images/quit/road/two/map_reward.gif
 ./TEMP/html/images/quit/road/two/map_friend.gif
 ./TEMP/html/images/quit/road/two/map_countdown.gif
 ./TEMP/html/images/quit/road/two/map_about.gif
 ./TEMP/html/images/quit/road/two/milestones/friend_truck.gif
 ./TEMP/html/images/quit/road/two/milestones/reward_van.gif
 ./TEMP/html/images/quit/road/two/milestones/about_van.gif
 ./TEMP/html/images/quit/road/two/milestones/reward.gif
 ./TEMP/html/images/quit/road/two/milestones/about.gif
 ./TEMP/html/images/quit/road/two/milestones/declare_truck.gif
 ./TEMP/html/images/quit/road/two/milestones/friend.gif
 ./TEMP/html/images/quit/road/two/milestones/support_van.gif
 ./TEMP/html/images/quit/road/two/milestones/about_truck.gif
 ./TEMP/html/images/quit/road/two/milestones/nicotine_car.gif
 ./TEMP/html/images/quit/road/two/milestones/declare_car.gif
 ./TEMP/html/images/quit/road/two/milestones/friend_car.gif
 ./TEMP/html/images/quit/road/two/milestones/countdown_van.gif
 ./TEMP/html/images/quit/road/two/milestones/countdown_truck.gif
 ./TEMP/html/images/quit/road/two/milestones/countdown.gif
 ./TEMP/html/images/quit/road/two/milestones/nicotine_van.gif
 ./TEMP/html/images/quit/road/two/milestones/declare_van.gif
 ./TEMP/html/images/quit/road/two/milestones/support.gif

 ./TEMP/html/images/quit/road/two/milestones/declare.gif
 ./TEMP/html/images/quit/road/two/milestones/friend_van.gif
 ./TEMP/html/images/quit/road/two/milestones/nicotine.gif
 ./TEMP/html/images/quit/road/two/milestones/countdown_car.gif
 ./TEMP/html/images/quit/road/two/milestones/support_truck.gif
 ./TEMP/html/images/quit/road/two/milestones/nicotine_truck.gif
 ./TEMP/html/images/quit/road/two/milestones/blank.gif
 ./TEMP/html/images/quit/road/two/milestones/reward_car.gif
 ./TEMP/html/images/quit/road/two/milestones/about_car.gif
 ./TEMP/html/images/quit/road/two/milestones/support_car.gif
 ./TEMP/html/images/quit/road/two/milestones/reward_truck.gif
 ./TEMP/html/images/quit/road/two/map_declare.gif
 ./TEMP/html/images/quit/road/two/map_support.gif
 ./TEMP/html/images/quit/road/about/map_who.gif
 ./TEMP/html/images/quit/road/about/road.gif
 ./TEMP/html/images/quit/road/about/map_programs.gif
 ./TEMP/html/images/quit/road/about/map_signup.gif
 ./TEMP/html/images/quit/road/about/vehicles/car.gif
 ./TEMP/html/images/quit/road/about/vehicles/truck.gif
 ./TEMP/html/images/quit/road/about/vehicles/van.gif
 ./TEMP/html/images/quit/road/about/milestones/noweb_van.gif
 ./TEMP/html/images/quit/road/about/milestones/web_van.gif
 ./TEMP/html/images/quit/road/about/milestones/web.gif
 ./TEMP/html/images/quit/road/about/milestones/noweb_truck.gif
 ./TEMP/html/images/quit/road/about/milestones/behavior.gif
 ./TEMP/html/images/quit/road/about/milestones/web_truck.gif
 ./TEMP/html/images/quit/road/about/milestones/who_truck.gif
 ./TEMP/html/images/quit/road/about/milestones/who_car.gif
 ./TEMP/html/images/quit/road/about/milestones/privacy_car.gif
 ./TEMP/html/images/quit/road/about/milestones/noweb.gif
 ./TEMP/html/images/quit/road/about/milestones/signup_car.gif
 ./TEMP/html/images/quit/road/about/milestones/behavior_van.gif
 ./TEMP/html/images/quit/road/about/milestones/programs_van.gif
 ./TEMP/html/images/quit/road/about/milestones/signup_truck.gif
 ./TEMP/html/images/quit/road/about/milestones/who_van.gif
 ./TEMP/html/images/quit/road/about/milestones/privacy_van.gif
 ./TEMP/html/images/quit/road/about/milestones/signup_van.gif
 ./TEMP/html/images/quit/road/about/milestones/behavior_car.gif
 ./TEMP/html/images/quit/road/about/milestones/programs_car.gif
 ./TEMP/html/images/quit/road/about/milestones/noweb_car.gif
 ./TEMP/html/images/quit/road/about/milestones/behavior_truck.gif
 ./TEMP/html/images/quit/road/about/milestones/web_car.gif
 ./TEMP/html/images/quit/road/about/milestones/programs.gif
 ./TEMP/html/images/quit/road/about/milestones/blank.gif
 ./TEMP/html/images/quit/road/about/milestones/signup.gif
 ./TEMP/html/images/quit/road/about/milestones/programs_truck.gif
 ./TEMP/html/images/quit/road/about/milestones/who.gif
 ./TEMP/html/images/quit/road/about/milestones/privacy_truck.gif
 ./TEMP/html/images/quit/road/about/milestones/privacy.gif
 ./TEMP/html/images/quit/road/about/map_behavior.gif
 ./TEMP/html/images/quit/road/about/map_noweb.gif
 ./TEMP/html/images/quit/road/about/map_web.gif
 ./TEMP/html/images/quit/road/about/map_privacy.gif
 ./TEMP/html/images/quit/road/ready/map_quit.gif
 ./TEMP/html/images/quit/road/ready/road.gif
 ./TEMP/html/images/quit/road/ready/map_about.gif
 ./TEMP/html/images/quit/road/ready/milestones/picture_car.gif
 ./TEMP/html/images/quit/road/ready/milestones/quit_van.gif

 ./TEMP/html/images/quit/road/ready/milestones/about_van.gif
 ./TEMP/html/images/quit/road/ready/milestones/benefits_car.gif
 ./TEMP/html/images/quit/road/ready/milestones/about.gif
 ./TEMP/html/images/quit/road/ready/milestones/hardships_truck.gif
 ./TEMP/html/images/quit/road/ready/milestones/support_van.gif
 ./TEMP/html/images/quit/road/ready/milestones/compare_car.gif
 ./TEMP/html/images/quit/road/ready/milestones/hardships.gif
 ./TEMP/html/images/quit/road/ready/milestones/quit.gif
 ./TEMP/html/images/quit/road/ready/milestones/benefits_truck.gif
 ./TEMP/html/images/quit/road/ready/milestones/benefits.gif
 ./TEMP/html/images/quit/road/ready/milestones/about_truck.gif
 ./TEMP/html/images/quit/road/ready/milestones/hardships_car.gif
 ./TEMP/html/images/quit/road/ready/milestones/hardships_van.gif
 ./TEMP/html/images/quit/road/ready/milestones/support.gif
 ./TEMP/html/images/quit/road/ready/milestones/picture.gif
 ./TEMP/html/images/quit/road/ready/milestones/compare.gif
 ./TEMP/html/images/quit/road/ready/milestones/compare_truck.gif
 ./TEMP/html/images/quit/road/ready/milestones/support_truck.gif
 ./TEMP/html/images/quit/road/ready/milestones/picture_van.gif
 ./TEMP/html/images/quit/road/ready/milestones/quit_truck.gif
 ./TEMP/html/images/quit/road/ready/milestones/quit_car.gif
 ./TEMP/html/images/quit/road/ready/milestones/blank.gif
 ./TEMP/html/images/quit/road/ready/milestones/about_car.gif
 ./TEMP/html/images/quit/road/ready/milestones/benefits_van.gif
 ./TEMP/html/images/quit/road/ready/milestones/picture_truck.gif
 ./TEMP/html/images/quit/road/ready/milestones/support_car.gif
 ./TEMP/html/images/quit/road/ready/milestones/compare_van.gif
 ./TEMP/html/images/quit/road/ready/map_compare.gif
 ./TEMP/html/images/quit/road/ready/map_hardships.gif
 ./TEMP/html/images/quit/road/ready/map_picture.gif
 ./TEMP/html/images/quit/road/ready/map_support.gif
 ./TEMP/html/images/quit/road/ready/map_benefits.gif
 ./TEMP/html/images/quit/road/prepare/map_cope.gif
 ./TEMP/html/images/quit/road/prepare/map_date.gif
 ./TEMP/html/images/quit/road/prepare/map_temptation.gif
 ./TEMP/html/images/quit/road/prepare/road.gif
 ./TEMP/html/images/quit/road/prepare/map_why.gif
 ./TEMP/html/images/quit/road/prepare/map_substitute.gif
 ./TEMP/html/images/quit/road/prepare/map_about.gif
 ./TEMP/html/images/quit/road/prepare/milestones/about_van.gif
 ./TEMP/html/images/quit/road/prepare/milestones/substitute_van.gif
 ./TEMP/html/images/quit/road/prepare/milestones/temptation.gif
 ./TEMP/html/images/quit/road/prepare/milestones/about.gif
 ./TEMP/html/images/quit/road/prepare/milestones/patterns_van.gif
 ./TEMP/html/images/quit/road/prepare/milestones/support_van.gif
 ./TEMP/html/images/quit/road/prepare/milestones/cope_car.gif
 ./TEMP/html/images/quit/road/prepare/milestones/date_car.gif
 ./TEMP/html/images/quit/road/prepare/milestones/patterns.gif
 ./TEMP/html/images/quit/road/prepare/milestones/why_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/date.gif
 ./TEMP/html/images/quit/road/prepare/milestones/cope.gif
 ./TEMP/html/images/quit/road/prepare/milestones/patterns_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/temptation_car.gif
 ./TEMP/html/images/quit/road/prepare/milestones/about_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/why_car.gif
 ./TEMP/html/images/quit/road/prepare/milestones/cope_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/date_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/cope_van.gif

 ./TEMP/html/images/quit/road/prepare/milestones/date_van.gif
 ./TEMP/html/images/quit/road/prepare/milestones/temptation_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/why.gif
 ./TEMP/html/images/quit/road/prepare/milestones/substitute_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/temptation_van.gif
 ./TEMP/html/images/quit/road/prepare/milestones/why_van.gif
 ./TEMP/html/images/quit/road/prepare/milestones/substitute.gif
 ./TEMP/html/images/quit/road/prepare/milestones/support.gif
 ./TEMP/html/images/quit/road/prepare/milestones/support_truck.gif
 ./TEMP/html/images/quit/road/prepare/milestones/about_car.gif
 ./TEMP/html/images/quit/road/prepare/milestones/substitute_car.gif
 ./TEMP/html/images/quit/road/prepare/milestones/patterns_car.gif
 ./TEMP/html/images/quit/road/prepare/milestones/support_car.gif
 ./TEMP/html/images/quit/road/prepare/map_support.gif
 ./TEMP/html/images/quit/road/prepare/map_patterns.gif
 ./TEMP/html/images/quit/road/progress/map_final.gif
 ./TEMP/html/images/quit/road/progress/road.gif
 ./TEMP/html/images/quit/road/progress/map_daily.gif
 ./TEMP/html/images/quit/road/progress/map_about.gif
 ./TEMP/html/images/quit/road/progress/milestones/blank6.gif
 ./TEMP/html/images/quit/road/progress/milestones/final_van.gif
 ./TEMP/html/images/quit/road/progress/milestones/final_truck.gif
 ./TEMP/html/images/quit/road/progress/milestones/about_van.gif
 ./TEMP/html/images/quit/road/progress/milestones/blank7.gif
 ./TEMP/html/images/quit/road/progress/milestones/about.gif
 ./TEMP/html/images/quit/road/progress/milestones/blank5.gif
 ./TEMP/html/images/quit/road/progress/milestones/support_van.gif
 ./TEMP/html/images/quit/road/progress/milestones/daily_truck.gif
 ./TEMP/html/images/quit/road/progress/milestones/about_truck.gif
 ./TEMP/html/images/quit/road/progress/milestones/daily_car.gif
 ./TEMP/html/images/quit/road/progress/milestones/daily_van.gif
 ./TEMP/html/images/quit/road/progress/milestones/final.gif
 ./TEMP/html/images/quit/road/progress/milestones/support.gif
 ./TEMP/html/images/quit/road/progress/milestones/support_truck.gif
 ./TEMP/html/images/quit/road/progress/milestones/final_car.gif
 ./TEMP/html/images/quit/road/progress/milestones/about_car.gif
 ./TEMP/html/images/quit/road/progress/milestones/blank8.gif
 ./TEMP/html/images/quit/road/progress/milestones/daily.gif
 ./TEMP/html/images/quit/road/progress/milestones/support_car.gif
 ./TEMP/html/images/quit/road/progress/map_support.gif
 ./TEMP/html/images/quit/road/login.gif
 ./TEMP/html/images/quit/road/milestones/withdrawal.gif
 ./TEMP/html/images/quit/road/milestones/two_van.gif
 ./TEMP/html/images/quit/road/milestones/withdrawal_van.gif
 ./TEMP/html/images/quit/road/milestones/prepare_van.gif
 ./TEMP/html/images/quit/road/milestones/about_van.gif
 ./TEMP/html/images/quit/road/milestones/about.gif
 ./TEMP/html/images/quit/road/milestones/prepare.gif
 ./TEMP/html/images/quit/road/milestones/withdrawal_truck.gif
 ./TEMP/html/images/quit/road/milestones/two_truck.gif
 ./TEMP/html/images/quit/road/milestones/about_truck.gif
 ./TEMP/html/images/quit/road/milestones/ready_car.gif
 ./TEMP/html/images/quit/road/milestones/progress_van.gif
 ./TEMP/html/images/quit/road/milestones/ready_truck.gif
 ./TEMP/html/images/quit/road/milestones/ready_van.gif
 ./TEMP/html/images/quit/road/milestones/progress_car.gif
 ./TEMP/html/images/quit/road/milestones/prepare_truck.gif
 ./TEMP/html/images/quit/road/milestones/two_car.gif

 ./TEMP/html/images/quit/road/milestones/progress.gif
 ./TEMP/html/images/quit/road/milestones/withdrawal_car.gif
 ./TEMP/html/images/quit/road/milestones/prepare_car.gif
 ./TEMP/html/images/quit/road/milestones/about_car.gif
 ./TEMP/html/images/quit/road/milestones/ready.gif
 ./TEMP/html/images/quit/road/milestones/progress_truck.gif
 ./TEMP/html/images/quit/road/milestones/two.gif
 ./TEMP/html/images/quit/road/withdrawal/map_habitrol.gif
 ./TEMP/html/images/quit/road/withdrawal/map_nicotine.gif
 ./TEMP/html/images/quit/road/withdrawal/map_symptoms.gif
 ./TEMP/html/images/quit/road/withdrawal/road.gif
 ./TEMP/html/images/quit/road/withdrawal/map_about.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/blank6.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/about_van.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/blank7.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/habitrol_van.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/about.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/support_van.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/about_truck.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/nicotine_car.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/symptoms_van.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/nicotine_van.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/habitrol.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/support.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/symptoms_car.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/nicotine.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/symptoms.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/support_truck.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/nicotine_truck.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/habitrol_truck.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/about_car.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/symptoms_truck.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/habitrol_car.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/blank8.gif
 ./TEMP/html/images/quit/road/withdrawal/milestones/support_car.gif
 ./TEMP/html/images/quit/road/withdrawal/map_support.gif
 ./TEMP/html/images/quit/road/withdrawal/map_supprt.gif
 ./TEMP/html/images/quit/resources/quit/map_habitrol.gif
 ./TEMP/html/images/quit/resources/quit/map_withdrawal.gif
 ./TEMP/html/images/quit/resources/quit/road.gif
 ./TEMP/html/images/quit/resources/quit/map_slip.gif
 ./TEMP/html/images/quit/resources/quit/map_signs.gif
 ./TEMP/html/images/quit/resources/quit/map_feedback.gif
 ./TEMP/html/images/quit/resources/manual/road.gif
 ./TEMP/html/images/quit/resources/manual/map_blank.gif
 ./TEMP/html/images/quit/resources/community/map.gif
 ./TEMP/html/images/quit/resources/community/map_resources.gif
 ./TEMP/html/images/quit/resources/community/road.gif
 ./TEMP/html/images/quit/resources/community/map_pledges.gif
 ./TEMP/html/images/quit/resources/community/map_tips.gif
 ./TEMP/html/images/quit/resources/community/map_tollfree.gif
 ./TEMP/html/images/quit/resources/community/map_buddies.gif
 ./TEMP/html/images/quit/resources/dashboard/road.gif
 ./TEMP/html/images/quit/resources/dashboard/map_blank.gif
 ./TEMP/html/images/friend/road.gif
 ./TEMP/html/images/friend/map_blank.gif
 ./TEMP/html/images/success/road.gif
 ./TEMP/html/images/success/map_blank.gif

 ./TEMP/html/images/smoke/road.gif
 ./TEMP/html/images/smoke/map_blank.gif
 ./TEMP/html/images/shared/support/tips.gif
 ./TEMP/html/images/shared/support/tollfree.gif
 ./TEMP/html/images/shared/support/pledges.gif
 ./TEMP/html/images/shared/support/milestones.gif
 ./TEMP/html/images/shared/support/support.gif
 ./TEMP/html/images/shared/support/welcome.gif
 ./TEMP/html/images/shared/support/resources.gif
 ./TEMP/html/images/shared/support/buddies.gif
 ./TEMP/html/images/shared/road/dashboard/top.gif
 ./TEMP/html/images/shared/road/dashboard/bottom.gif
 ./TEMP/html/images/shared/road/navigation.gif
 ./TEMP/html/images/shared/buttons/main_road.gif
 ./TEMP/html/images/shared/buttons/submit_small.gif
 ./TEMP/html/images/shared/buttons/continue.gif
 ./TEMP/html/images/shared/buttons/continue_small.gif
 ./TEMP/html/images/shared/buttons/line.gif
 ./TEMP/html/images/shared/buttons/submit.gif
 ./TEMP/html/images/shared/buttons/back.gif
 ./TEMP/html/images/shared/feedback.gif
 ./TEMP/html/images/shared/map_blank.gif
 ./TEMP/html/images/shared/support.gif
 ./TEMP/html/images/shared/road_blank.gif
 ./TEMP/html/images/shared/bullets/square.gif
 ./TEMP/html/images/shared/compare/less.gif
 ./TEMP/html/images/shared/compare/more.gif
 ./TEMP/html/images/shared/logo.gif
 ./TEMP/html/images/shared/toolbar/help_on.gif
 ./TEMP/html/images/shared/toolbar/help_off.gif
 ./TEMP/html/images/shared/toolbar/bibliography_on.gif
 ./TEMP/html/images/shared/toolbar/bibliography_off.gif
 ./TEMP/html/images/shared/toolbar/profile_on.gif
 ./TEMP/html/images/shared/toolbar/profile_off.gif
 ./TEMP/road/two/support/wsh-index.hts
 ./TEMP/road/two/support/index.hts
 ./TEMP/road/two/about/wsh-index.hts
 ./TEMP/road/two/about/index.hts
 ./TEMP/road/two/friend/wsh-index.hts
 ./TEMP/road/two/friend/index.hts
 ./TEMP/road/two/countdown/wsh-index.hts
 ./TEMP/road/two/countdown/index.hts
 ./TEMP/road/two/declare/pledge.pl
 ./TEMP/road/two/declare/wsh-index.hts
 ./TEMP/road/two/reward/results.pl
 ./TEMP/road/two/reward/wsh-index.hts
 ./TEMP/road/two/reward/results.hts
 ./TEMP/road/two/reward/index.hts
 ./TEMP/road/two/index.hts
 ./TEMP/road/two/nicotine/wsh-index.hts
 ./TEMP/road/two/nicotine/replacement.pl
 ./TEMP/road/two/nicotine/index.hts
 ./TEMP/road/about/web/milestones.hts
 ./TEMP/road/about/web/index.hts
 ./TEMP/road/about/who/index.hts
 ./TEMP/road/about/behavior/index.hts
 ./TEMP/road/about/programs/index.hts
 ./TEMP/road/about/signup/test.hts

 ./TEMP/road/about/signup/index.hts
 ./TEMP/road/about/privacy/index.hts
 ./TEMP/road/about/index.hts
 ./TEMP/road/about/noweb/hmk.hts
 ./TEMP/road/about/noweb/index.hts
 ./TEMP/road/ready/support/wsh-index.hts
 ./TEMP/road/ready/support/index.hts
 ./TEMP/road/ready/quit/wsh-index.hts
 ./TEMP/road/ready/quit/results.hts
 ./TEMP/road/ready/quit/index.hts
 ./TEMP/road/ready/about/wsh-index.hts
 ./TEMP/road/ready/picture/wsh-index.hts
 ./TEMP/road/ready/picture/index.hts
 ./TEMP/road/ready/hardships/results.pl
 ./TEMP/road/ready/hardships/wsh-index.hts
 ./TEMP/road/ready/hardships/results.hts
 ./TEMP/road/ready/hardships/index.hts
 ./TEMP/road/ready/benefits/results.pl
 ./TEMP/road/ready/benefits/wsh-index.hts
 ./TEMP/road/ready/benefits/results.hts
 ./TEMP/road/ready/benefits/index.hts
 ./TEMP/road/ready/compare/wsh-index.hts.980527
 ./TEMP/road/ready/compare/wsh-index.hts
 ./TEMP/road/ready/compare/index.hts
 ./TEMP/road/ready/index.hts
 ./TEMP/road/prepare/why/sample/index.hts
 ./TEMP/road/prepare/why/diary/index.hts
 ./TEMP/road/prepare/why/wsh-index.hts
 ./TEMP/road/prepare/why/index.hts
 ./TEMP/road/prepare/cope/plan/wsh-index.hts
 ./TEMP/road/prepare/cope/plan/index.hts
 ./TEMP/road/prepare/cope/wsh-index.hts
 ./TEMP/road/prepare/cope/index.hts
 ./TEMP/road/prepare/date/date.pl
 ./TEMP/road/prepare/date/wsh-index.hts
 ./TEMP/road/prepare/date/index.hts
 ./TEMP/road/prepare/support/wsh-index.hts
 ./TEMP/road/prepare/support/index.hts
 ./TEMP/road/prepare/about/wsh-index.hts
 ./TEMP/road/prepare/about/index.hts
 ./TEMP/road/prepare/patterns/wsh-index.hts
 ./TEMP/road/prepare/patterns/save.pl
 ./TEMP/road/prepare/patterns/index.hts
 ./TEMP/road/prepare/substitute/eat/save.pl
 ./TEMP/road/prepare/substitute/eat/index.hts
 ./TEMP/road/prepare/substitute/exercise/save.pl
 ./TEMP/road/prepare/substitute/exercise/index.hts
 ./TEMP/road/prepare/substitute/stress/save.pl
 ./TEMP/road/prepare/substitute/stress/index.hts
 ./TEMP/road/prepare/substitute/wsh-index.hts
 ./TEMP/road/prepare/substitute/index.hts
 ./TEMP/road/prepare/temptation/results.pl
 ./TEMP/road/prepare/temptation/wsh-index.hts
 ./TEMP/road/prepare/temptation/results.hts
 ./TEMP/road/prepare/temptation/index.hts
 ./TEMP/road/prepare/index.hts
 ./TEMP/road/progress/support/wsh-index.hts
 ./TEMP/road/progress/support/index.hts

 ./TEMP/road/progress/about/wsh-index.hts
 ./TEMP/road/progress/about/index.hts
 ./TEMP/road/progress/daily/diary/diary.pl
 ./TEMP/road/progress/daily/wsh-index.hts
 ./TEMP/road/progress/final/wsh-index.hts
 ./TEMP/road/progress/final/index.hts
 ./TEMP/road/progress/index.hts
 ./TEMP/road/withdrawal/support/wsh-index.hts
 ./TEMP/road/withdrawal/support/index.hts
 ./TEMP/road/withdrawal/symptoms/wsh-index.hts
 ./TEMP/road/withdrawal/symptoms/index.hts
 ./TEMP/road/withdrawal/about/wsh-index.hts
 ./TEMP/road/withdrawal/about/index.hts
 ./TEMP/road/withdrawal/habitrol/wsh-index.hts
 ./TEMP/road/withdrawal/habitrol/index.hts
 ./TEMP/road/withdrawal/index.hts
 ./TEMP/road/withdrawal/nicotine/wsh-index.hts
 ./TEMP/road/withdrawal/nicotine/results.hts
 ./TEMP/road/withdrawal/nicotine/index.hts
 ./TEMP/road/login/wsh-index.hts
 ./TEMP/road/.nsconfig
 ./TEMP/road/index.hts
 ./TEMP/prod.tar.gz
 ./TEMP/production-road-backup.tar.gz
 ./TEMP/production-html-backup.tar.gz
 ./TEMP/habitrol.zip
 ./data/email/pre_quit_7.dat
 ./data/email/ive_quit2_5.dat
 ./data/email/pre_quit_17.dat
 ./data/email/pre_quit_6.dat
 ./data/email/ive_quit2_4.dat
 ./data/email/pre_quit_16.dat
 ./data/email/pre_quit_5.dat
 ./data/email/ive_quit2_7.dat
 ./data/email/pre_quit_15.dat
 ./data/email/pre_quit_4.dat
 ./data/email/ive_quit2_6.dat
 ./data/email/pre_quit_14.dat
 ./data/email/pre_quit_24.dat
 ./data/email/ive_quit_8.dat
 ./data/email/pre_quit_3.dat
 ./data/email/ive_quit2_1.dat
 ./data/email/pre_quit_13.dat
 ./data/email/pre_quit_23.dat
 ./data/email/pre_quit_2.dat
 ./data/email/pre_quit_12.dat
 ./data/email/pre_quit_22.dat
 ./data/email/pre_quit_1.dat
 ./data/email/ive_quit2_3.dat
 ./data/email/pre_quit_11.dat
 ./data/email/pre_quit_21.dat
 ./data/email/ive_quit2_2.dat
 ./data/email/pre_quit_10.dat
 ./data/email/pre_quit_20.dat
 ./data/email/ive_quit_3.dat
 ./data/email/Remorecontentissues.txt
 ./data/email/ive_quit_2.dat
 ./data/email/Hab13_E-maill.txt

 ./data/email/ive_quit_1.dat
 ./data/email/ive_quit_7.dat
 ./data/email/unregistered_2.dat
 ./data/email/ive_quit2_8.dat
 ./data/email/ive_quit_6.dat
 ./data/email/unregistered_1.dat
 ./data/email/pre_quit_9.dat
 ./data/email/pre_quit_19.dat
 ./data/email/ive_quit_5.dat
 ./data/email/pre_quit_8.dat
 ./data/email/pre_quit_18.dat
 ./data/email/ive_quit_4.dat
 ./html/vmthwwzf.txt
 ./html/misc/js/toolbar.js
 ./html/misc/css/style.css
 ./html/misc/mail/index.html
 ./html/misc/layout/header.txt
 ./html/misc/layout/footer.txt
 ./html/misc/imagemaps/support.map
 ./html/misc/signs/20.txt
 ./html/misc/signs/30.txt
 ./html/misc/signs/10.txt
 ./html/misc/signs/21.txt
 ./html/misc/signs/01.txt
 ./html/misc/signs/11.txt
 ./html/misc/signs/22.txt
 ./html/misc/signs/02.txt
 ./html/misc/signs/12.txt
 ./html/misc/signs/23.txt
 ./html/misc/signs/03.txt
 ./html/misc/signs/13.txt
 ./html/misc/signs/24.txt
 ./html/misc/signs/04.txt
 ./html/misc/signs/14.txt
 ./html/misc/signs/25.txt
 ./html/misc/signs/05.txt
 ./html/misc/signs/15.txt
 ./html/misc/signs/26.txt
 ./html/misc/signs/06.txt
 ./html/misc/signs/16.txt
 ./html/misc/signs/27.txt
 ./html/misc/signs/07.txt
 ./html/misc/signs/17.txt
 ./html/misc/signs/28.txt
 ./html/misc/signs/08.txt
 ./html/misc/signs/18.txt
 ./html/misc/signs/29.txt
 ./html/misc/signs/09.txt
 ./html/misc/signs/19.txt
 ./html/misc/quotes/positive/long/10.txt
 ./html/misc/quotes/positive/long/01.txt
 ./html/misc/quotes/positive/long/11.txt
 ./html/misc/quotes/positive/long/02.txt
 ./html/misc/quotes/positive/long/12.txt
 ./html/misc/quotes/positive/long/03.txt
 ./html/misc/quotes/positive/long/13.txt
 ./html/misc/quotes/positive/long/04.txt
 ./html/misc/quotes/positive/long/14.txt

 ./html/misc/quotes/positive/long/05.txt
 ./html/misc/quotes/positive/long/15.txt
 ./html/misc/quotes/positive/long/06.txt
 ./html/misc/quotes/positive/long/16.txt
 ./html/misc/quotes/positive/long/07.txt
 ./html/misc/quotes/positive/long/17.txt
 ./html/misc/quotes/positive/long/08.txt
 ./html/misc/quotes/positive/long/09.txt
 ./html/misc/quotes/positive/short/20.txt
 ./html/misc/quotes/positive/short/30.txt
 ./html/misc/quotes/positive/short/10.txt
 ./html/misc/quotes/positive/short/21.txt
 ./html/misc/quotes/positive/short/31.txt
 ./html/misc/quotes/positive/short/01.txt
 ./html/misc/quotes/positive/short/11.txt
 ./html/misc/quotes/positive/short/22.txt
 ./html/misc/quotes/positive/short/32.txt
 ./html/misc/quotes/positive/short/02.txt
 ./html/misc/quotes/positive/short/12.txt
 ./html/misc/quotes/positive/short/23.txt
 ./html/misc/quotes/positive/short/03.txt
 ./html/misc/quotes/positive/short/13.txt
 ./html/misc/quotes/positive/short/24.txt
 ./html/misc/quotes/positive/short/04.txt
 ./html/misc/quotes/positive/short/14.txt
 ./html/misc/quotes/positive/short/25.txt
 ./html/misc/quotes/positive/short/05.txt
 ./html/misc/quotes/positive/short/15.txt
 ./html/misc/quotes/positive/short/26.txt
 ./html/misc/quotes/positive/short/06.txt
 ./html/misc/quotes/positive/short/16.txt
 ./html/misc/quotes/positive/short/27.txt
 ./html/misc/quotes/positive/short/07.txt
 ./html/misc/quotes/positive/short/17.txt
 ./html/misc/quotes/positive/short/28.txt
 ./html/misc/quotes/positive/short/08.txt
 ./html/misc/quotes/positive/short/18.txt
 ./html/misc/quotes/positive/short/29.txt
 ./html/misc/quotes/positive/short/09.txt
 ./html/misc/quotes/positive/short/19.txt
 ./html/misc/quotes/encouragement/20.txt
 ./html/misc/quotes/encouragement/30.txt
 ./html/misc/quotes/encouragement/10.txt
 ./html/misc/quotes/encouragement/21.txt
 ./html/misc/quotes/encouragement/31.txt
 ./html/misc/quotes/encouragement/01.txt
 ./html/misc/quotes/encouragement/11.txt
 ./html/misc/quotes/encouragement/22.txt
 ./html/misc/quotes/encouragement/32.txt
 ./html/misc/quotes/encouragement/02.txt
 ./html/misc/quotes/encouragement/12.txt
 ./html/misc/quotes/encouragement/23.txt
 ./html/misc/quotes/encouragement/33.txt
 ./html/misc/quotes/encouragement/03.txt
 ./html/misc/quotes/encouragement/13.txt
 ./html/misc/quotes/encouragement/24.txt
 ./html/misc/quotes/encouragement/34.txt
 ./html/misc/quotes/encouragement/04.txt

 ./html/misc/quotes/encouragement/14.txt
 ./html/misc/quotes/encouragement/25.txt
 ./html/misc/quotes/encouragement/35.txt
 ./html/misc/quotes/encouragement/05.txt
 ./html/misc/quotes/encouragement/15.txt
 ./html/misc/quotes/encouragement/26.txt
 ./html/misc/quotes/encouragement/06.txt
 ./html/misc/quotes/encouragement/16.txt
 ./html/misc/quotes/encouragement/27.txt
 ./html/misc/quotes/encouragement/07.txt
 ./html/misc/quotes/encouragement/17.txt
 ./html/misc/quotes/encouragement/28.txt
 ./html/misc/quotes/encouragement/08.txt
 ./html/misc/quotes/encouragement/18.txt
 ./html/misc/quotes/encouragement/29.txt
 ./html/misc/quotes/encouragement/09.txt
 ./html/misc/quotes/encouragement/19.txt
 ./html/misc/error/index.html
 ./html/misc/notfound/index.shtml
 ./html/misc/quotes_no_html/positive/long/10.txt
 ./html/misc/quotes_no_html/positive/long/01.txt
 ./html/misc/quotes_no_html/positive/long/11.txt
 ./html/misc/quotes_no_html/positive/long/02.txt
 ./html/misc/quotes_no_html/positive/long/12.txt
 ./html/misc/quotes_no_html/positive/long/03.txt
 ./html/misc/quotes_no_html/positive/long/13.txt
 ./html/misc/quotes_no_html/positive/long/04.txt
 ./html/misc/quotes_no_html/positive/long/14.txt
 ./html/misc/quotes_no_html/positive/long/05.txt
 ./html/misc/quotes_no_html/positive/long/15.txt
 ./html/misc/quotes_no_html/positive/long/06.txt
 ./html/misc/quotes_no_html/positive/long/16.txt
 ./html/misc/quotes_no_html/positive/long/07.txt
 ./html/misc/quotes_no_html/positive/long/17.txt
 ./html/misc/quotes_no_html/positive/long/08.txt
 ./html/misc/quotes_no_html/positive/long/09.txt
 ./html/misc/quotes_no_html/positive/short/20.txt
 ./html/misc/quotes_no_html/positive/short/30.txt
 ./html/misc/quotes_no_html/positive/short/10.txt
 ./html/misc/quotes_no_html/positive/short/21.txt
 ./html/misc/quotes_no_html/positive/short/31.txt
 ./html/misc/quotes_no_html/positive/short/01.txt
 ./html/misc/quotes_no_html/positive/short/11.txt
 ./html/misc/quotes_no_html/positive/short/22.txt
 ./html/misc/quotes_no_html/positive/short/32.txt
 ./html/misc/quotes_no_html/positive/short/02.txt
 ./html/misc/quotes_no_html/positive/short/12.txt
 ./html/misc/quotes_no_html/positive/short/23.txt
 ./html/misc/quotes_no_html/positive/short/03.txt
 ./html/misc/quotes_no_html/positive/short/13.txt
 ./html/misc/quotes_no_html/positive/short/24.txt
 ./html/misc/quotes_no_html/positive/short/04.txt
 ./html/misc/quotes_no_html/positive/short/14.txt
 ./html/misc/quotes_no_html/positive/short/25.txt
 ./html/misc/quotes_no_html/positive/short/05.txt
 ./html/misc/quotes_no_html/positive/short/15.txt
 ./html/misc/quotes_no_html/positive/short/26.txt
 ./html/misc/quotes_no_html/positive/short/06.txt

 ./html/misc/quotes_no_html/positive/short/16.txt
 ./html/misc/quotes_no_html/positive/short/27.txt
 ./html/misc/quotes_no_html/positive/short/07.txt
 ./html/misc/quotes_no_html/positive/short/17.txt
 ./html/misc/quotes_no_html/positive/short/28.txt
 ./html/misc/quotes_no_html/positive/short/08.txt
 ./html/misc/quotes_no_html/positive/short/18.txt
 ./html/misc/quotes_no_html/positive/short/29.txt
 ./html/misc/quotes_no_html/positive/short/09.txt
 ./html/misc/quotes_no_html/positive/short/19.txt
 ./html/misc/quotes_no_html/encouragement/20.txt
 ./html/misc/quotes_no_html/encouragement/30.txt
 ./html/misc/quotes_no_html/encouragement/10.txt
 ./html/misc/quotes_no_html/encouragement/21.txt
 ./html/misc/quotes_no_html/encouragement/31.txt
 ./html/misc/quotes_no_html/encouragement/01.txt
 ./html/misc/quotes_no_html/encouragement/11.txt
 ./html/misc/quotes_no_html/encouragement/22.txt
 ./html/misc/quotes_no_html/encouragement/32.txt
 ./html/misc/quotes_no_html/encouragement/02.txt
 ./html/misc/quotes_no_html/encouragement/12.txt
 ./html/misc/quotes_no_html/encouragement/23.txt
 ./html/misc/quotes_no_html/encouragement/33.txt
 ./html/misc/quotes_no_html/encouragement/03.txt
 ./html/misc/quotes_no_html/encouragement/13.txt
 ./html/misc/quotes_no_html/encouragement/24.txt
 ./html/misc/quotes_no_html/encouragement/34.txt
 ./html/misc/quotes_no_html/encouragement/04.txt
 ./html/misc/quotes_no_html/encouragement/14.txt
 ./html/misc/quotes_no_html/encouragement/25.txt
 ./html/misc/quotes_no_html/encouragement/35.txt
 ./html/misc/quotes_no_html/encouragement/05.txt
 ./html/misc/quotes_no_html/encouragement/15.txt
 ./html/misc/quotes_no_html/encouragement/26.txt
 ./html/misc/quotes_no_html/encouragement/06.txt
 ./html/misc/quotes_no_html/encouragement/16.txt
 ./html/misc/quotes_no_html/encouragement/27.txt
 ./html/misc/quotes_no_html/encouragement/07.txt
 ./html/misc/quotes_no_html/encouragement/17.txt
 ./html/misc/quotes_no_html/encouragement/28.txt
 ./html/misc/quotes_no_html/encouragement/08.txt
 ./html/misc/quotes_no_html/encouragement/18.txt
 ./html/misc/quotes_no_html/encouragement/29.txt
 ./html/misc/quotes_no_html/encouragement/09.txt
 ./html/misc/quotes_no_html/encouragement/19.txt
 ./html/misc/signs_no_html/20.txt
 ./html/misc/signs_no_html/30.txt
 ./html/misc/signs_no_html/10.txt
 ./html/misc/signs_no_html/21.txt
 ./html/misc/signs_no_html/01.txt
 ./html/misc/signs_no_html/11.txt
 ./html/misc/signs_no_html/22.txt
 ./html/misc/signs_no_html/02.txt
 ./html/misc/signs_no_html/12.txt
 ./html/misc/signs_no_html/23.txt
 ./html/misc/signs_no_html/03.txt
 ./html/misc/signs_no_html/13.txt
 ./html/misc/signs_no_html/24.txt

 ./html/misc/signs_no_html/04.txt
 ./html/misc/signs_no_html/14.txt
 ./html/misc/signs_no_html/25.txt
 ./html/misc/signs_no_html/05.txt
 ./html/misc/signs_no_html/15.txt
 ./html/misc/signs_no_html/26.txt
 ./html/misc/signs_no_html/06.txt
 ./html/misc/signs_no_html/16.txt
 ./html/misc/signs_no_html/27.txt
 ./html/misc/signs_no_html/07.txt
 ./html/misc/signs_no_html/17.txt
 ./html/misc/signs_no_html/28.txt
 ./html/misc/signs_no_html/08.txt
 ./html/misc/signs_no_html/18.txt
 ./html/misc/signs_no_html/29.txt
 ./html/misc/signs_no_html/09.txt
 ./html/misc/signs_no_html/19.txt
 ./html/misc/login/index.hts
 ./html/misc/unauthorized/index.shtml
 ./html/quit/resources/quit/slip/index.html
 ./html/quit/resources/quit/slip/again/index.html
 ./html/quit/resources/quit/slip/again/again.pl
 ./html/quit/resources/quit/slip/again/no.html
 ./html/quit/resources/quit/slip/again/yes.html
 ./html/quit/resources/quit/slip/track/index.html
 ./html/quit/resources/quit/signs/index.html
 ./html/quit/resources/quit/feedback/index.hts
 ./html/quit/resources/quit/habitrol/index.html
 ./html/quit/resources/quit/habitrol/index.html~
 ./html/quit/resources/quit/withdrawal/index.hts
 ./html/quit/resources/manual/help/index.html
 ./html/quit/resources/manual/bibliography/index.html
 ./html/quit/resources/manual/profile/wsh-index.hts
 ./html/quit/resources/community/index.html
 ./html/quit/resources/community/tips/index.hts
 ./html/quit/resources/community/resources/index.html
 ./html/quit/resources/community/buddies/add/index.html
 ./html/quit/resources/community/buddies/index-howard.hts
 ./html/quit/resources/community/buddies/about/index.html
 ./html/quit/resources/community/buddies/index.hts
 ./html/quit/resources/community/buddies/index.html.save
 ./html/quit/resources/community/pledges/index.html
 ./html/quit/resources/community/tollfree/index.html
 ./html/quit/resources/dashboard/benefits/index.html
 ./html/friend/support/index.html
 ./html/friend/information/index.html
 ./html/friend/secondhand/index.html
 ./html/friend/pledge/index.html
 ./html/friend/concern/index.html
 ./html/smoke/success/offer/index.html
 ./html/smoke/questions/index.html
 ./html/smoke/questions/email.pl
 ./html/smoke/compare/index.html
 ./html/smoke/compare/results.hts
 ./html/wsh-index.hts
 ./html/wsh-redirect.hts
 ./html/habi.html
 ./html/soon.html

 ./html/index.html.980527
 ./html/images/home/smoke.gif
 ./html/images/home/friend.gif
 ./html/images/home/quit.gif
 ./html/images/home/power.gif
 ./html/images/home/home.jpg
 ./html/images/home/success.gif
 ./html/images/quit/road/two/map_nicotine.gif
 ./html/images/quit/road/two/road.gif
 ./html/images/quit/road/two/map_reward.gif
 ./html/images/quit/road/two/map_friend.gif
 ./html/images/quit/road/two/map_countdown.gif
 ./html/images/quit/road/two/map_about.gif
 ./html/images/quit/road/two/milestones/friend_truck.gif
 ./html/images/quit/road/two/milestones/reward_van.gif
 ./html/images/quit/road/two/milestones/about_van.gif
 ./html/images/quit/road/two/milestones/reward.gif
 ./html/images/quit/road/two/milestones/about.gif
 ./html/images/quit/road/two/milestones/declare_truck.gif
 ./html/images/quit/road/two/milestones/friend.gif
 ./html/images/quit/road/two/milestones/support_van.gif
 ./html/images/quit/road/two/milestones/about_truck.gif
 ./html/images/quit/road/two/milestones/nicotine_car.gif
 ./html/images/quit/road/two/milestones/declare_car.gif
 ./html/images/quit/road/two/milestones/friend_car.gif
 ./html/images/quit/road/two/milestones/countdown_van.gif
 ./html/images/quit/road/two/milestones/countdown_truck.gif
 ./html/images/quit/road/two/milestones/countdown.gif
 ./html/images/quit/road/two/milestones/nicotine_van.gif
 ./html/images/quit/road/two/milestones/declare_van.gif
 ./html/images/quit/road/two/milestones/support.gif
 ./html/images/quit/road/two/milestones/declare.gif
 ./html/images/quit/road/two/milestones/friend_van.gif
 ./html/images/quit/road/two/milestones/nicotine.gif
 ./html/images/quit/road/two/milestones/countdown_car.gif
 ./html/images/quit/road/two/milestones/support_truck.gif
 ./html/images/quit/road/two/milestones/nicotine_truck.gif
 ./html/images/quit/road/two/milestones/blank.gif
 ./html/images/quit/road/two/milestones/reward_car.gif
 ./html/images/quit/road/two/milestones/about_car.gif
 ./html/images/quit/road/two/milestones/support_car.gif
 ./html/images/quit/road/two/milestones/reward_truck.gif
 ./html/images/quit/road/two/map_declare.gif
 ./html/images/quit/road/two/map_support.gif
 ./html/images/quit/road/about/map_who.gif
 ./html/images/quit/road/about/road.gif
 ./html/images/quit/road/about/map_programs.gif
 ./html/images/quit/road/about/map_signup.gif
 ./html/images/quit/road/about/vehicles/car.gif
 ./html/images/quit/road/about/vehicles/truck.gif
 ./html/images/quit/road/about/vehicles/van.gif
 ./html/images/quit/road/about/milestones/noweb_van.gif
 ./html/images/quit/road/about/milestones/web_van.gif
 ./html/images/quit/road/about/milestones/web.gif
 ./html/images/quit/road/about/milestones/noweb_truck.gif
 ./html/images/quit/road/about/milestones/behavior.gif
 ./html/images/quit/road/about/milestones/web_truck.gif
 ./html/images/quit/road/about/milestones/who_truck.gif

 ./html/images/quit/road/about/milestones/who_car.gif
 ./html/images/quit/road/about/milestones/privacy_car.gif
 ./html/images/quit/road/about/milestones/noweb.gif
 ./html/images/quit/road/about/milestones/signup_car.gif
 ./html/images/quit/road/about/milestones/behavior_van.gif
 ./html/images/quit/road/about/milestones/programs_van.gif
 ./html/images/quit/road/about/milestones/signup_truck.gif
 ./html/images/quit/road/about/milestones/who_van.gif
 ./html/images/quit/road/about/milestones/privacy_van.gif
 ./html/images/quit/road/about/milestones/signup_van.gif
 ./html/images/quit/road/about/milestones/behavior_car.gif
 ./html/images/quit/road/about/milestones/programs_car.gif
 ./html/images/quit/road/about/milestones/noweb_car.gif
 ./html/images/quit/road/about/milestones/behavior_truck.gif
 ./html/images/quit/road/about/milestones/web_car.gif
 ./html/images/quit/road/about/milestones/programs.gif
 ./html/images/quit/road/about/milestones/blank.gif
 ./html/images/quit/road/about/milestones/signup.gif
 ./html/images/quit/road/about/milestones/programs_truck.gif
 ./html/images/quit/road/about/milestones/who.gif
 ./html/images/quit/road/about/milestones/privacy_truck.gif
 ./html/images/quit/road/about/milestones/privacy.gif
 ./html/images/quit/road/about/map_behavior.gif
 ./html/images/quit/road/about/map_noweb.gif
 ./html/images/quit/road/about/map_web.gif
 ./html/images/quit/road/about/map_privacy.gif
 ./html/images/quit/road/ready/map_quit.gif
 ./html/images/quit/road/ready/road.gif
 ./html/images/quit/road/ready/map_about.gif
 ./html/images/quit/road/ready/milestones/picture_car.gif
 ./html/images/quit/road/ready/milestones/quit_van.gif
 ./html/images/quit/road/ready/milestones/about_van.gif
 ./html/images/quit/road/ready/milestones/benefits_car.gif
 ./html/images/quit/road/ready/milestones/about.gif
 ./html/images/quit/road/ready/milestones/hardships_truck.gif
 ./html/images/quit/road/ready/milestones/support_van.gif
 ./html/images/quit/road/ready/milestones/compare_car.gif
 ./html/images/quit/road/ready/milestones/hardships.gif
 ./html/images/quit/road/ready/milestones/quit.gif
 ./html/images/quit/road/ready/milestones/benefits_truck.gif
 ./html/images/quit/road/ready/milestones/benefits.gif
 ./html/images/quit/road/ready/milestones/about_truck.gif
 ./html/images/quit/road/ready/milestones/hardships_car.gif
 ./html/images/quit/road/ready/milestones/hardships_van.gif
 ./html/images/quit/road/ready/milestones/support.gif
 ./html/images/quit/road/ready/milestones/picture.gif
 ./html/images/quit/road/ready/milestones/compare.gif
 ./html/images/quit/road/ready/milestones/compare_truck.gif
 ./html/images/quit/road/ready/milestones/support_truck.gif
 ./html/images/quit/road/ready/milestones/picture_van.gif
 ./html/images/quit/road/ready/milestones/quit_truck.gif
 ./html/images/quit/road/ready/milestones/quit_car.gif
 ./html/images/quit/road/ready/milestones/blank.gif
 ./html/images/quit/road/ready/milestones/about_car.gif
 ./html/images/quit/road/ready/milestones/benefits_van.gif
 ./html/images/quit/road/ready/milestones/picture_truck.gif
 ./html/images/quit/road/ready/milestones/support_car.gif
 ./html/images/quit/road/ready/milestones/compare_van.gif

 ./html/images/quit/road/ready/map_compare.gif
 ./html/images/quit/road/ready/map_hardships.gif
 ./html/images/quit/road/ready/map_picture.gif
 ./html/images/quit/road/ready/map_support.gif
 ./html/images/quit/road/ready/map_benefits.gif
 ./html/images/quit/road/prepare/map_cope.gif
 ./html/images/quit/road/prepare/map_date.gif
 ./html/images/quit/road/prepare/map_temptation.gif
 ./html/images/quit/road/prepare/road.gif
 ./html/images/quit/road/prepare/map_why.gif
 ./html/images/quit/road/prepare/map_substitute.gif
 ./html/images/quit/road/prepare/map_about.gif
 ./html/images/quit/road/prepare/milestones/about_van.gif
 ./html/images/quit/road/prepare/milestones/substitute_van.gif
 ./html/images/quit/road/prepare/milestones/temptation.gif
 ./html/images/quit/road/prepare/milestones/about.gif
 ./html/images/quit/road/prepare/milestones/patterns_van.gif
 ./html/images/quit/road/prepare/milestones/support_van.gif
 ./html/images/quit/road/prepare/milestones/cope_car.gif
 ./html/images/quit/road/prepare/milestones/date_car.gif
 ./html/images/quit/road/prepare/milestones/patterns.gif
 ./html/images/quit/road/prepare/milestones/why_truck.gif
 ./html/images/quit/road/prepare/milestones/date.gif
 ./html/images/quit/road/prepare/milestones/cope.gif
 ./html/images/quit/road/prepare/milestones/patterns_truck.gif
 ./html/images/quit/road/prepare/milestones/temptation_car.gif
 ./html/images/quit/road/prepare/milestones/about_truck.gif
 ./html/images/quit/road/prepare/milestones/why_car.gif
 ./html/images/quit/road/prepare/milestones/cope_truck.gif
 ./html/images/quit/road/prepare/milestones/date_truck.gif
 ./html/images/quit/road/prepare/milestones/cope_van.gif
 ./html/images/quit/road/prepare/milestones/date_van.gif
 ./html/images/quit/road/prepare/milestones/temptation_truck.gif
 ./html/images/quit/road/prepare/milestones/why.gif
 ./html/images/quit/road/prepare/milestones/substitute_truck.gif
 ./html/images/quit/road/prepare/milestones/temptation_van.gif
 ./html/images/quit/road/prepare/milestones/why_van.gif
 ./html/images/quit/road/prepare/milestones/substitute.gif
 ./html/images/quit/road/prepare/milestones/support.gif
 ./html/images/quit/road/prepare/milestones/support_truck.gif
 ./html/images/quit/road/prepare/milestones/about_car.gif
 ./html/images/quit/road/prepare/milestones/substitute_car.gif
 ./html/images/quit/road/prepare/milestones/patterns_car.gif
 ./html/images/quit/road/prepare/milestones/support_car.gif
 ./html/images/quit/road/prepare/map_support.gif
 ./html/images/quit/road/prepare/map_patterns.gif
 ./html/images/quit/road/progress/map_final.gif
 ./html/images/quit/road/progress/road.gif
 ./html/images/quit/road/progress/map_daily.gif
 ./html/images/quit/road/progress/map_about.gif
 ./html/images/quit/road/progress/milestones/blank6.gif
 ./html/images/quit/road/progress/milestones/final_van.gif
 ./html/images/quit/road/progress/milestones/final_truck.gif
 ./html/images/quit/road/progress/milestones/about_van.gif
 ./html/images/quit/road/progress/milestones/blank7.gif
 ./html/images/quit/road/progress/milestones/about.gif
 ./html/images/quit/road/progress/milestones/blank5.gif
 ./html/images/quit/road/progress/milestones/support_van.gif

 ./html/images/quit/road/progress/milestones/daily_truck.gif
 ./html/images/quit/road/progress/milestones/about_truck.gif
 ./html/images/quit/road/progress/milestones/daily_car.gif
 ./html/images/quit/road/progress/milestones/daily_van.gif
 ./html/images/quit/road/progress/milestones/final.gif
 ./html/images/quit/road/progress/milestones/support.gif
 ./html/images/quit/road/progress/milestones/support_truck.gif
 ./html/images/quit/road/progress/milestones/final_car.gif
 ./html/images/quit/road/progress/milestones/about_car.gif
 ./html/images/quit/road/progress/milestones/blank8.gif
 ./html/images/quit/road/progress/milestones/daily.gif
 ./html/images/quit/road/progress/milestones/support_car.gif
 ./html/images/quit/road/progress/map_support.gif
 ./html/images/quit/road/login.gif
 ./html/images/quit/road/milestones/withdrawal.gif
 ./html/images/quit/road/milestones/two_van.gif
 ./html/images/quit/road/milestones/withdrawal_van.gif
 ./html/images/quit/road/milestones/prepare_van.gif
 ./html/images/quit/road/milestones/about_van.gif
 ./html/images/quit/road/milestones/about.gif
 ./html/images/quit/road/milestones/prepare.gif
 ./html/images/quit/road/milestones/withdrawal_truck.gif
 ./html/images/quit/road/milestones/two_truck.gif
 ./html/images/quit/road/milestones/about_truck.gif
 ./html/images/quit/road/milestones/ready_car.gif
 ./html/images/quit/road/milestones/progress_van.gif
 ./html/images/quit/road/milestones/ready_truck.gif
 ./html/images/quit/road/milestones/ready_van.gif
 ./html/images/quit/road/milestones/progress_car.gif
 ./html/images/quit/road/milestones/prepare_truck.gif
 ./html/images/quit/road/milestones/two_car.gif
 ./html/images/quit/road/milestones/progress.gif
 ./html/images/quit/road/milestones/withdrawal_car.gif
 ./html/images/quit/road/milestones/prepare_car.gif
 ./html/images/quit/road/milestones/about_car.gif
 ./html/images/quit/road/milestones/ready.gif
 ./html/images/quit/road/milestones/progress_truck.gif
 ./html/images/quit/road/milestones/two.gif
 ./html/images/quit/road/withdrawal/map_habitrol.gif
 ./html/images/quit/road/withdrawal/map_nicotine.gif
 ./html/images/quit/road/withdrawal/map_symptoms.gif
 ./html/images/quit/road/withdrawal/road.gif
 ./html/images/quit/road/withdrawal/map_about.gif
 ./html/images/quit/road/withdrawal/milestones/blank6.gif
 ./html/images/quit/road/withdrawal/milestones/about_van.gif
 ./html/images/quit/road/withdrawal/milestones/blank7.gif
 ./html/images/quit/road/withdrawal/milestones/habitrol_van.gif
 ./html/images/quit/road/withdrawal/milestones/about.gif
 ./html/images/quit/road/withdrawal/milestones/support_van.gif
 ./html/images/quit/road/withdrawal/milestones/about_truck.gif
 ./html/images/quit/road/withdrawal/milestones/nicotine_car.gif
 ./html/images/quit/road/withdrawal/milestones/symptoms_van.gif
 ./html/images/quit/road/withdrawal/milestones/nicotine_van.gif
 ./html/images/quit/road/withdrawal/milestones/habitrol.gif
 ./html/images/quit/road/withdrawal/milestones/support.gif
 ./html/images/quit/road/withdrawal/milestones/symptoms_car.gif
 ./html/images/quit/road/withdrawal/milestones/nicotine.gif
 ./html/images/quit/road/withdrawal/milestones/symptoms.gif

 ./html/images/quit/road/withdrawal/milestones/support_truck.gif
 ./html/images/quit/road/withdrawal/milestones/nicotine_truck.gif
 ./html/images/quit/road/withdrawal/milestones/habitrol_truck.gif
 ./html/images/quit/road/withdrawal/milestones/about_car.gif
 ./html/images/quit/road/withdrawal/milestones/symptoms_truck.gif
 ./html/images/quit/road/withdrawal/milestones/habitrol_car.gif
 ./html/images/quit/road/withdrawal/milestones/blank8.gif
 ./html/images/quit/road/withdrawal/milestones/support_car.gif
 ./html/images/quit/road/withdrawal/map_support.gif
 ./html/images/quit/road/withdrawal/map_supprt.gif
 ./html/images/quit/resources/quit/map_habitrol.gif
 ./html/images/quit/resources/quit/map_withdrawal.gif
 ./html/images/quit/resources/quit/road.gif
 ./html/images/quit/resources/quit/map_slip.gif
 ./html/images/quit/resources/quit/map_signs.gif
 ./html/images/quit/resources/quit/map_feedback.gif
 ./html/images/quit/resources/manual/road.gif
 ./html/images/quit/resources/manual/map_blank.gif
 ./html/images/quit/resources/community/map.gif
 ./html/images/quit/resources/community/map_resources.gif
 ./html/images/quit/resources/community/road.gif
 ./html/images/quit/resources/community/map_pledges.gif
 ./html/images/quit/resources/community/map_tips.gif
 ./html/images/quit/resources/community/map_tollfree.gif
 ./html/images/quit/resources/community/map_buddies.gif
 ./html/images/quit/resources/dashboard/road.gif
 ./html/images/quit/resources/dashboard/map_blank.gif
 ./html/images/friend/road.gif
 ./html/images/friend/map_blank.gif
 ./html/images/success/road.gif
 ./html/images/success/map_blank.gif
 ./html/images/smoke/road.gif
 ./html/images/smoke/map_blank.gif
 ./html/images/shared/support/tips.gif
 ./html/images/shared/support/tollfree.gif
 ./html/images/shared/support/pledges.gif
 ./html/images/shared/support/milestones.gif
 ./html/images/shared/support/support.gif
 ./html/images/shared/support/welcome.gif
 ./html/images/shared/support/resources.gif
 ./html/images/shared/support/buddies.gif
 ./html/images/shared/road/dashboard/top.gif
 ./html/images/shared/road/dashboard/bottom.gif
 ./html/images/shared/road/navigation.gif
 ./html/images/shared/buttons/main_road.gif
 ./html/images/shared/buttons/submit_small.gif
 ./html/images/shared/buttons/continue.gif
 ./html/images/shared/buttons/continue_small.gif
 ./html/images/shared/buttons/line.gif
 ./html/images/shared/buttons/submit.gif
 ./html/images/shared/buttons/back.gif
 ./html/images/shared/feedback.gif
 ./html/images/shared/map_blank.gif
 ./html/images/shared/support.gif
 ./html/images/shared/road_blank.gif
 ./html/images/shared/bullets/square.gif
 ./html/images/shared/compare/less.gif
 ./html/images/shared/compare/more.gif

 ./html/images/shared/logo.gif
 ./html/images/shared/toolbar/help_on.gif
 ./html/images/shared/toolbar/help_off.gif
 ./html/images/shared/toolbar/bibliography_on.gif
 ./html/images/shared/toolbar/bibliography_off.gif
 ./html/images/shared/toolbar/profile_on.gif
 ./html/images/shared/toolbar/profile_off.gif
 ./road/two/support/wsh-index.hts
 ./road/two/about/wsh-index.hts
 ./road/two/friend/wsh-index.hts
 ./road/two/countdown/wsh-index.hts
 ./road/two/declare/pledge.pl
 ./road/two/declare/wsh-index.hts
 ./road/two/reward/results.pl
 ./road/two/reward/wsh-index.hts
 ./road/two/index.hts
 ./road/two/nicotine/wsh-index.hts
 ./road/two/nicotine/replacement.pl
 ./road/about/web/milestones.hts
 ./road/about/web/index.hts
 ./road/about/who/index.hts
 ./road/about/behavior/index.hts
 ./road/about/programs/index.hts
 ./road/about/signup/test.hts
 ./road/about/signup/index.hts
 ./road/about/privacy/index.hts
 ./road/about/index.hts
 ./road/about/noweb/index.hts
 ./road/ready/support/wsh-index.hts
 ./road/ready/quit/wsh-index.hts
 ./road/ready/quit/results.hts
 ./road/ready/about/wsh-index.hts
 ./road/ready/picture/wsh-index.hts
 ./road/ready/hardships/results.pl
 ./road/ready/hardships/wsh-index.hts
 ./road/ready/benefits/results.pl
 ./road/ready/benefits/wsh-index.hts
 ./road/ready/compare/wsh-index.hts.980527
 ./road/ready/compare/wsh-index.hts
 ./road/ready/index.hts
 ./road/prepare/why/sample/index.hts
 ./road/prepare/why/diary/index.hts
 ./road/prepare/why/wsh-index.hts
 ./road/prepare/cope/plan/wsh-index.hts
 ./road/prepare/cope/wsh-index.hts
 ./road/prepare/date/date.pl
 ./road/prepare/date/wsh-index.hts
 ./road/prepare/support/wsh-index.hts
 ./road/prepare/about/wsh-index.hts
 ./road/prepare/patterns/wsh-index.hts
 ./road/prepare/patterns/save.pl
 ./road/prepare/substitute/eat/save.pl
 ./road/prepare/substitute/eat/index.hts
 ./road/prepare/substitute/exercise/save.pl
 ./road/prepare/substitute/exercise/index.hts
 ./road/prepare/substitute/stress/save.pl
 ./road/prepare/substitute/stress/index.hts
 ./road/prepare/substitute/wsh-index.hts
 ./road/prepare/temptation/results.pl
 ./road/prepare/temptation/wsh-index.hts
 ./road/prepare/temptation/results.hts
 ./road/prepare/index.hts
 ./road/progress/support/wsh-index.hts
 ./road/progress/about/wsh-index.hts
 ./road/progress/daily/diary/diary.pl
 ./road/progress/daily/wsh-index.hts
 ./road/progress/final/wsh-index.hts
 ./road/progress/index.hts
 ./road/withdrawal/support/wsh-index.hts
 ./road/withdrawal/symptoms/wsh-index.hts
 ./road/withdrawal/about/wsh-index.hts
 ./road/withdrawal/habitrol/wsh-index.hts

 ./road/withdrawal/index.hts
 ./road/withdrawal/nicotine/wsh-index.hts
 ./road/withdrawal/nicotine/results.hts
 ./road/login/wsh-index.hts
 ./road/.nsconfig
 ./road/index.hts
 ./data.tar
 ./tables/Habitrol.pwf
 ./websql.dir/docs/ps/release.ps
 ./websql.dir/docs/ps/wsprog.ps
 ./websql.dir/docs/ps/sgi_cgi.ps
 ./websql.dir/docs/ps/sgi_ns.ps
 ./websql.dir/docs/pguide/progr_6.htm
 ./websql.dir/docs/pguide/progr_7.htm
 ./websql.dir/docs/pguide/progr_4.htm
 ./websql.dir/docs/pguide/progr_5.htm
 ./websql.dir/docs/pguide/progr_2.htm
 ./websql.dir/docs/pguide/tradmark.htm
 ./websql.dir/docs/pguide/progr_3.htm
 ./websql.dir/docs/pguide/progr_1.htm
 ./websql.dir/docs/pguide/images/contentg.gif
 ./websql.dir/docs/pguide/images/prevg.gif
 ./websql.dir/docs/pguide/images/top.gif
 ./websql.dir/docs/pguide/images/up.gif
 ./websql.dir/docs/pguide/images/nextg.gif
 ./websql.dir/docs/pguide/images/websql.gif
 ./websql.dir/docs/pguide/images/bullet.gif
 ./websql.dir/docs/pguide/images/SybCol.gif
 ./websql.dir/docs/pguide/images/tools.gif
 ./websql.dir/docs/pguide/images/next.gif
 ./websql.dir/docs/pguide/images/bull_sub.gif
 ./websql.dir/docs/pguide/images/home.gif
 ./websql.dir/docs/pguide/images/search.gif
 ./websql.dir/docs/pguide/images/prev.gif
 ./websql.dir/docs/pguide/images/topg.gif
 ./websql.dir/docs/pguide/images/upg.gif
 ./websql.dir/docs/pguide/images/pro7ima3.gif
 ./websql.dir/docs/pguide/images/wsi7ima3.gif
 ./websql.dir/docs/pguide/images/cgi7ima3.gif
 ./websql.dir/docs/pguide/images/wsi4ima2.gif
 ./websql.dir/docs/pguide/images/cgi4ima2.gif
 ./websql.dir/docs/pguide/images/pro6ima2.gif
 ./websql.dir/docs/pguide/images/sybase_logo_sm.gif
 ./websql.dir/docs/pguide/images/indexg.gif

 ./websql.dir/docs/pguide/images/wsi4ima1.gif
 ./websql.dir/docs/pguide/images/cgi4ima1.gif
 ./websql.dir/docs/pguide/images/pro6ima1.gif
 ./websql.dir/docs/pguide/images/content.gif
 ./websql.dir/docs/pguide/images/backward.gif
 ./websql.dir/docs/pguide/images/ins6ima6.gif
 ./websql.dir/docs/pguide/images/blue_line2.gif
 ./websql.dir/docs/pguide/images/index.gif
 ./websql.dir/docs/pguide/images/wsi7ima4.gif
 ./websql.dir/docs/pguide/images/cgi7ima4.gif
 ./websql.dir/docs/pguide/progr_10.htm
 ./websql.dir/docs/pguide/progr_8.htm
 ./websql.dir/docs/pguide/progr_9.htm
 ./websql.dir/docs/inCGI/tradmark.htm
 ./websql.dir/docs/inCGI/cgsgi_8.htm
 ./websql.dir/docs/inCGI/cgsgi_7.htm
 ./websql.dir/docs/inCGI/cgsgi_6.htm
 ./websql.dir/docs/inCGI/cgsgi_5.htm
 ./websql.dir/docs/inCGI/cgsgi_4.htm
 ./websql.dir/docs/inCGI/cgsgi_3.htm
 ./websql.dir/docs/inCGI/cgsgi_2.htm
 ./websql.dir/docs/inCGI/images/contentg.gif
 ./websql.dir/docs/inCGI/images/prevg.gif
 ./websql.dir/docs/inCGI/images/top.gif
 ./websql.dir/docs/inCGI/images/up.gif
 ./websql.dir/docs/inCGI/images/nextg.gif
 ./websql.dir/docs/inCGI/images/websql.gif
 ./websql.dir/docs/inCGI/images/bullet.gif
 ./websql.dir/docs/inCGI/images/cgs7ima8.gif
 ./websql.dir/docs/inCGI/images/SybCol.gif
 ./websql.dir/docs/inCGI/images/tools.gif
 ./websql.dir/docs/inCGI/images/next.gif
 ./websql.dir/docs/inCGI/images/bull_sub.gif
 ./websql.dir/docs/inCGI/images/home.gif
 ./websql.dir/docs/inCGI/images/search.gif
 ./websql.dir/docs/inCGI/images/prev.gif
 ./websql.dir/docs/inCGI/images/topg.gif
 ./websql.dir/docs/inCGI/images/upg.gif
 ./websql.dir/docs/inCGI/images/cgs7ima3.gif
 ./websql.dir/docs/inCGI/images/cgi7ima3.gif
 ./websql.dir/docs/inCGI/images/cgs4ima2.gif
 ./websql.dir/docs/inCGI/images/cgi4ima2.gif
 ./websql.dir/docs/inCGI/images/sybase_logo_sm.gif
 ./websql.dir/docs/inCGI/images/indexg.gif
 ./websql.dir/docs/inCGI/images/cgs4ima1.gif
 ./websql.dir/docs/inCGI/images/cgi4ima1.gif
 ./websql.dir/docs/inCGI/images/content.gif
 ./websql.dir/docs/inCGI/images/backward.gif
 ./websql.dir/docs/inCGI/images/cgs7ima7.gif
 ./websql.dir/docs/inCGI/images/cgs7ima6.gif
 ./websql.dir/docs/inCGI/images/blue_line2.gif
 ./websql.dir/docs/inCGI/images/cgs7ima5.gif
 ./websql.dir/docs/inCGI/images/index.gif
 ./websql.dir/docs/inCGI/images/cgs7ima4.gif
 ./websql.dir/docs/inCGI/images/cgi7ima4.gif
 ./websql.dir/docs/inCGI/cgsgi_1.htm
 ./websql.dir/docs/inNSAPI/tradmark.htm
 ./websql.dir/docs/inNSAPI/nssgi_8.htm

 ./websql.dir/docs/inNSAPI/nssgi_7.htm
 ./websql.dir/docs/inNSAPI/nssgi_6.htm
 ./websql.dir/docs/inNSAPI/nssgi_5.htm
 ./websql.dir/docs/inNSAPI/nssgi_4.htm
 ./websql.dir/docs/inNSAPI/nssgi_3.htm
 ./websql.dir/docs/inNSAPI/nssgi_2.htm
 ./websql.dir/docs/inNSAPI/images/contentg.gif
 ./websql.dir/docs/inNSAPI/images/nap7ima3.gif
 ./websql.dir/docs/inNSAPI/images/prevg.gif
 ./websql.dir/docs/inNSAPI/images/top.gif
 ./websql.dir/docs/inNSAPI/images/up.gif
 ./websql.dir/docs/inNSAPI/images/nap4ima2.gif
 ./websql.dir/docs/inNSAPI/images/nextg.gif
 ./websql.dir/docs/inNSAPI/images/websql.gif
 ./websql.dir/docs/inNSAPI/images/nap4ima1.gif
 ./websql.dir/docs/inNSAPI/images/bullet.gif
 ./websql.dir/docs/inNSAPI/images/SybCol.gif
 ./websql.dir/docs/inNSAPI/images/tools.gif
 ./websql.dir/docs/inNSAPI/images/next.gif
 ./websql.dir/docs/inNSAPI/images/bull_sub.gif
 ./websql.dir/docs/inNSAPI/images/home.gif
 ./websql.dir/docs/inNSAPI/images/search.gif
 ./websql.dir/docs/inNSAPI/images/prev.gif
 ./websql.dir/docs/inNSAPI/images/nap7ima4.gif
 ./websql.dir/docs/inNSAPI/images/topg.gif
 ./websql.dir/docs/inNSAPI/images/upg.gif
 ./websql.dir/docs/inNSAPI/images/wsi7ima3.gif
 ./websql.dir/docs/inNSAPI/images/cgi7ima3.gif
 ./websql.dir/docs/inNSAPI/images/hp_7ima3.gif
 ./websql.dir/docs/inNSAPI/images/hpc7ima3.gif
 ./websql.dir/docs/inNSAPI/images/nss7ima3.gif
 ./websql.dir/docs/inNSAPI/images/wsi4ima2.gif
 ./websql.dir/docs/inNSAPI/images/cgi4ima2.gif
 ./websql.dir/docs/inNSAPI/images/hp_4ima2.gif
 ./websql.dir/docs/inNSAPI/images/hpc4ima2.gif
 ./websql.dir/docs/inNSAPI/images/nss4ima2.gif
 ./websql.dir/docs/inNSAPI/images/sybase_logo_sm.gif
 ./websql.dir/docs/inNSAPI/images/indexg.gif
 ./websql.dir/docs/inNSAPI/images/wsi4ima1.gif
 ./websql.dir/docs/inNSAPI/images/cgi4ima1.gif
 ./websql.dir/docs/inNSAPI/images/hp_4ima1.gif
 ./websql.dir/docs/inNSAPI/images/hpc4ima1.gif
 ./websql.dir/docs/inNSAPI/images/nss4ima1.gif
 ./websql.dir/docs/inNSAPI/images/content.gif
 ./websql.dir/docs/inNSAPI/images/backward.gif
 ./websql.dir/docs/inNSAPI/images/blue_line2.gif
 ./websql.dir/docs/inNSAPI/images/index.gif
 ./websql.dir/docs/inNSAPI/images/wsi7ima4.gif
 ./websql.dir/docs/inNSAPI/images/cgi7ima4.gif
 ./websql.dir/docs/inNSAPI/images/hp_7ima4.gif
 ./websql.dir/docs/inNSAPI/images/hpc7ima4.gif
 ./websql.dir/docs/inNSAPI/images/nss7ima4.gif
 ./websql.dir/docs/inNSAPI/nssgi_1.htm
 ./websql.dir/admin/saveconfig.hts
 ./websql.dir/admin/parameters.hts
 ./websql.dir/admin/associations.hts
 ./websql.dir/admin/admin.hts
 ./websql.dir/admin/admin.pl

 ./websql.dir/admin/connProblems.hts
 ./websql.dir/admin/connections.hts
 ./websql.dir/admin/gassoc.hts
 ./websql.dir/release.hts
 ./websql.dir/welcome.hts
 ./websql.dir/samples/pubs2/pubs2.hts
 ./websql.dir/samples/pubs2/titles.hts
 ./websql.dir/samples/pubs2/authors.hts
 ./websql.dir/samples/pubs2/images/book.gif
 ./websql.dir/samples/README.txt
 ./websql.dir/samples/advanced/advanced_menu.hts
 ./websql.dir/samples/advanced/storeid_func.hts
 ./websql.dir/samples/advanced/byroyalty_func.hts
 ./websql.dir/samples/advanced/storename_form.hts
 ./websql.dir/samples/advanced/titleid_form.hts
 ./websql.dir/samples/advanced/salesdetail_func.hts
 ./websql.dir/samples/advanced/storeid_param_form.hts
 ./websql.dir/samples/advanced/title_func.hts
 ./websql.dir/samples/advanced/sales_func.hts
 ./websql.dir/samples/advanced/discount_func.hts
 ./websql.dir/samples/advanced/history_func.hts
 ./websql.dir/samples/advanced/rpc_menu.hts
 ./websql.dir/samples/advanced/sales_form.hts
 ./websql.dir/samples/advanced/history_form.hts
 ./websql.dir/samples/advanced/title_form.hts
 ./websql.dir/samples/advanced/titleid_func.hts
 ./websql.dir/samples/advanced/salesdetail_form.hts
 ./websql.dir/samples/advanced/webmisc.pl
 ./websql.dir/samples/advanced/storeid_param_func.hts
 ./websql.dir/samples/advanced/storeid_form.hts
 ./websql.dir/samples/advanced/byroyalty_form.hts
 ./websql.dir/samples/advanced/ws_sql_func.hts
 ./websql.dir/samples/advanced/storename_func.hts
 ./websql.dir/samples/sqlsurfer/browse.hts
 ./websql.dir/samples/sqlsurfer/anysel.hts
 ./websql.dir/samples/sqlsurfer/cols.hts
 ./websql.dir/samples/sqlsurfer/rest.hts
 ./websql.dir/samples/sqlsurfer/help.html
 ./websql.dir/samples/sqlsurfer/viewsrc.hts
 ./websql.dir/samples/sqlsurfer/images/browse.gif
 ./websql.dir/samples/sqlsurfer/images/ball_blu.gif
 ./websql.dir/samples/sqlsurfer/images/views.gif
 ./websql.dir/samples/sqlsurfer/images/procs.gif
 ./websql.dir/samples/sqlsurfer/images/rules.gif
 ./websql.dir/samples/sqlsurfer/images/t-gr2.jpg
 ./websql.dir/samples/sqlsurfer/images/tables.gif
 ./websql.dir/samples/sqlsurfer/images/line.gif
 ./websql.dir/samples/sqlsurfer/images/wave1.gif
 ./websql.dir/samples/sqlsurfer/images/sph-line.gif
 ./websql.dir/samples/sqlsurfer/images/sph-tab5.gif
 ./websql.dir/samples/sqlsurfer/images/select.gif
 ./websql.dir/samples/sqlsurfer/images/surfer5.gif
 ./websql.dir/samples/sqlsurfer/images/queries.gif
 ./websql.dir/samples/sqlsurfer/images/triggers.gif
 ./websql.dir/samples/sqlsurfer/sqlsurf.pl
 ./websql.dir/samples/menu.hts
 ./websql.dir/samples/utils/README.txt
 ./websql.dir/samples/utils/viewsrc.hts

 ./websql.dir/samples/dbimage/image_in.hts
 ./websql.dir/samples/dbimage/dbimage.pl
 ./websql.dir/samples/dbimage/dbimage.hts
 ./websql.dir/samples/dbimage/tstimage.gif
 ./websql.dir/samples/images/README.txt
 ./websql.dir/samples/images/grnball.gif
 ./websql.dir/samples/images/sybase.gif
 ./websql.dir/samples/images/back.gif
 ./websql.dir/samples/examples/README.txt
 ./websql.dir/samples/examples/version.hts
 ./websql.dir/samples/examples/formrslt.hts
 ./websql.dir/samples/examples/variable.hts
 ./websql.dir/samples/examples/error.hts
 ./websql.dir/samples/examples/use.hts
 ./websql.dir/samples/examples/formqry.hts
 ./websql.dir/samples/examples/update.hts
 ./websql.dir/samples/examples/sample.hts
 ./websql.dir/samples/examples/sqltype.hts
 ./websql.dir/samples/examples/sample.pl
 ./websql.dir/samples/examples/perl.hts
 ./websql.dir/samples/examples/sql.hts
 ./websql.dir/samples/examples/results.hts
 ./websql.dir/samples/examples/test-ws.hts
 ./websql.dir/samples/examples/callback.hts
 ./websql.dir/samples/examples/examples_menu.hts
 ./websql.dir/faq.html
 ./scripts/do_six_months
 ./scripts/do_pre_quit
 ./scripts/do_ive_quit
 ./scripts/do_weekly
 ./scripts/do_diary
 ./scripts/do_dbstats
 ./scripts/do_ive_quit_2
 ./scripts/do_quitday
 ./scripts/do_ping
 ./scripts/do_ureg
 ./ckaddr.gz
 ./dbscripts/ive_quit_2.pl
 ./dbscripts/index.html
 ./dbscripts/dbstats.pl
 ./dbscripts/signup.pl
 ./dbscripts/ureg.pl
 ./dbscripts/email_diary.pl
 ./dbscripts/six_months.pl
 ./dbscripts/profile.pl
 ./dbscripts/quitday.pl
 ./dbscripts/pre_quit.pl
 ./dbscripts/ive_quit.pl
 ./script-copyright
 ./pledges/pledges.html
 ./filelist
 ./output/dbstats/1998-month11.html.bak
 ./output/dbstats/1998-month12.html
 ./output/dbstats/1998-month11.html
 ./output/dbstats/1998-week49.html
 ./output/dbstats/1998-week48.html
 ./output/feedback/week39.txt
 ./output/feedback/week23.txt

 ./output/feedback/week20.txt
 ./output/feedback/week21.txt
 ./output/pledges/904930524
 ./output/pledges/896223676
 ./output/pledges/896212411
 ./output/pledges/896214013
 ./output/pledges/907106341
 ./output/pledges/896278056
 ./output/pledges/895958668
 ./output/pledges/895948431
 ./output/pledges/895948425
 ./output/pledges/896383262
 ./output/pledges/896286283
 ./output/pledges/896388162
 ./output/compare/compare.dat
 ./output/noweb/hdr
 ./output/noweb/week38.txt
 ./output/noweb/week28.txt
 ./output/noweb/week48.txt
 ./output/noweb/week39.txt
 ./output/noweb/week29.txt
 ./output/noweb/week49.txt
 ./output/noweb/week26.txt
 ./output/noweb/week46.txt
 ./output/noweb/week37.txt
 ./output/noweb/week27.txt
 ./output/noweb/week47.txt
 ./output/noweb/week24.txt
 ./output/noweb/week44.txt
 ./output/noweb/week35.txt
 ./output/noweb/week25.txt
 ./output/noweb/week45.txt
 ./output/noweb/week32.txt
 ./output/noweb/week22.txt
 ./output/noweb/week42.txt
 ./output/noweb/week33.txt
 ./output/noweb/week23.txt
 ./output/noweb/week43.txt
 ./output/noweb/week30.txt
 ./output/noweb/week20.txt
 ./output/noweb/week50.txt
 ./output/noweb/week40.txt
 ./output/noweb/week31.txt
 ./output/noweb/week21.txt
 ./output/noweb/week41.txt
 ./html.tar.gz
 ./hts-copyright
 ./pl-copyright
 ./road.tar.gz